QUANT FUNDS

[QUANT LOGO]       ANNUAL
                   REPORT


MARCH 31, 2002


U.S. EQUITY FUNDS

  Quant Small Cap Fund
  Quant Mid Cap Fund
  Quant Growth and Income Fund


INTERNATIONAL EQUITY FUNDS

  Quant Emerging Markets Fund
  Quant Foreign Value Fund

QUANT FUNDS

--------------------------------------------------------------------------------

[Logo]


May 31, 2002

Dear Fellow Shareholder:

     We are pleased to provide you with the Annual Report of the Quant Funds for the twelve-month period ending March 31, 2002. This letter is to update you on the market as well as some ways our firm continues to provide you with more information and better service. Please reference the manager discussion and analysis located in the Annual Report, which will provide you with more detailed information on all of the Quant Funds.

     The markets proved very tumultuous for investors across the globe over the year end period. The third quarter of 2001 saw a trying time for investors, and stocks across the board, particularly the technology and telecommunications sectors, continued their downward spiral with negative earnings announcements amid strings of deteriorating economic news announcements.

     Our Funds remained strategically positioned and focused during this economic environment. Although some of our domestic funds were previously overweighted in technology and telecommunications, Fund management had been scaling back these holdings both prior to and while the negative news was being released. As a result of scaling back holdings, our managers used the turbulent time in the economy to focus on good buying opportunities as many quality stocks were at significantly lower values. Additionally, our international funds continued to use and improve upon their country and stock selection strategy to find opportunities in the developed and emerging markets.

     During the later part of the year, small and mid cap stocks continued to outpace their larger bretheren. Additionally, growth investments were out of favor for most of the year as opposed to value investments, which prospered for several quarters during 2001. This was true for both the international and United States markets.

     Overall, the United States economy struggled throughout 2001, and as a result, the Federal Reserve remains in an accommodative mood, in constant attempts to sustain a more positive market environment. The postponement of official interest rate hikes has the potential to provide a healthy environment for an eventual earnings rebound in the upcoming months.

     Although at Quant Funds, we cannot control the volatility across the markets, we are constantly seeking to provide you with appropriate investments and the tools to help serve you at all times. I'd like to recap some features on our web site, www.QuantFunds.com:

     o Price, Fund and Benchmark Performance: By approximately 6:30 pm on each business day, our web site has this information updated for your review.

     o Quarterly Fund Information: All fund statistics are updated within 3 business days following the end of each quarter.

     o Press Releases: Additional press releases about the Funds, the economy and the technological environment as it relates to the financial services industry.

     o Shareholder Lookup: As a Quant Funds shareholder, you may look up your current and historical account balances at any time.

     o Subsequent Investments Online: Existing shareholders can purchase into any of the Quant Funds directly from our web site using ACH (Automated Clearing House) transaction capability.


55 0ld Bedford Road, Lincoln, MA 01773 o voice 800-326-2151 o fax 781-259-1166 o
www.QuantFunds.com o Distributed by U.S. Boston Capital Corp.

[Logo]


     These are just a few things happening, and we have more in store during the upcoming months. We are always looking for better ways to service you and provide you with timely information. Feel free to access our web site, www.QuantFunds.com at any time or to email us at feedback@quantfunds.com if you have any suggestions for our site.

     We look forward with great anticipation to the opportunities and challenges of the coming year. We are available at any time to answer your questions or to provide assistance. We know you have many investment choices, and we want to thank you for your continued confidence and support.

Sincerely,

/s/ Willard L. Umphrey

Willard L. Umphrey
Chief Executive Officer

[QUANT LOGO]

QUANT SMALL CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2002

INVESTMENT COMMENTARY

[Q GRAPHIC] Despite the difficult environment for the period ended March 31, 2002, the Fund's technology companies continue to execute well due to strong products and ongoing marketing initiatives. While big companies have a difficult time growing in an information technology depression, smaller companies with lower revenue bases have an opportunity to succeed. The Fund struggled during the quarter due to stock selection and being overweighted in the technology sector. Earnings disappointments made the technology stocks a tough area to see positive results.

[Q GRAPHIC] NVIDIA, a graphics chip company, delivered much better than expected earnings and raised earnings guidance dramatically. However, NVIDIA also announced an SEC investigation of their accounting of expenses for the fourth quarter of 2000. Due to all of the national attention from the Enron scandal, any company investigations are going to have a negative impact in the investment community. As a result, NVIDIA lost 33% during the first quarter. Fund management has decided to maintain a position in the stock as NVIDIA has had revenue growth and believes there is good overall visibility. Additionally, the stock is now severely discounted, and Fund management believes patience has the potential to be rewarded in the upcoming months.

[Q GRAPHIC] The Fund achieved positive returns from United Rentals, Airgas, AmeriCredit, Shuffle Masters, Activision and Chesapeake Energy. In fact, the "winning" stocks in the portfolio outpaced "losing" stocks by a two to one margin. The Fund's negative results were caused by bigger losses in a small number of names. Fund management continues to believe in the notion that stocks follow earnings. Fund management also feels that the current companies in the Fund's portfolio have the potential to benefit from positive results during this earnings season.

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the Russell 2000 Index.

PERFORMANCE UPDATE        1Q02    Calendar YTD   One Year   Five Year   Since Inception
                        (at NAV)    (at NAV)     (at POP)   (at POP)        (at POP)

Quant Small Cap Fund     -2.29%      -2.29%        6.12%     10.69%      15.90% (8/3/92)

Russell 2000 Index        3.98%       3.98%       13.98%      9.52%      12.06% (8/3/92)

VALUE OF $10,000 INVESTED IN QUANT SMALL CAP (QSC) ORDINARY SHARES VS. RUSSELL 2000


[GRAPHIC]


FUND INFORMATION

Ticker Symbol             USBNX (Ordinary)
                          QBNAX (Institutional)
Number of Companies       60
Median Market Cap         $1.3 billion
Price to Book             2.7
Price to Earnings         16.7
Assets Under Management   $73 million

The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 50bp and include the effects of a 1% deferred sales charge. The value of $10,000 chart reflects the effects of the deferred sales charge. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 fee or a deferred sales charge. The one year, five year and since inception (1/6/93) returns for Institutional Shares are 7.72%, 11.47% and 14.26% respectively. Returns at the first quarter are calculated at Net Asset Value ("NAV") and do not take into account the deferred sales charge of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.

[QUANT LOGO]

QUANT SMALL CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2002

[Robert von Pentz picture]
     Robert von Pentz

The Quant Small Cap Fund* is a small company fund that seeks investment opportunities among companies with smaller market capitalization or larger companies with higher than average expected earnings growth rates. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential.

Investment Process The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls are also employed to prevent the Fund from concentrating its investments in any particular industry sector.

Buy and Sell Discipline The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that may bear upon future performance. A strict, passionless sell discipline is employed if a company's rankings deteriorate.

Management The Fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC Investment Management located in Washington, D.C. The Fund is also managed by Rhys Williams who joined Columbia Partners in 1997.

TOP TEN HOLDINGS

Company                      % Total Net Assets
-------                      ------------------
RenaissanceRe Holdings                 3.0
United Rentals Inc.                    3.0
Activision Inc.                        2.8
Everest Re Group Limited               2.8
IndyMac Bancorp, Inc.                  2.7
ATI Technologies Inc.                  2.7
STERIS Corporation                     2.7
Chesapeake Energy Corporation          2.6
ICN Pharmaceuticals Inc.               2.4
NVIDIA Corporation                     2.4

*Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.

SECTOR ALLOCATION

[The following is a tabular representation of pie chart]

Basic Materials 5%              Cash and Other Assets (Net) 6%
Capital Goods 7%                Technology 17%
Consumer Cyclicals 25%          Health Care 14%
Consumer Staples 1%             Financials 21%
Energy 4%

[QUANT LOGO]

QUANT MID CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2002

INVESTMENT COMMENTARY

[Q GRAPHIC] The Fund was slightly positive for the period ended March 31, 2002 as mid cap stocks continued their rally during the first quarter. The markets confronted strong headwinds during 2002 as streams of uncertain news, concerns about the quality of earnings and the accuracy of accounting statements caused much uncertainty. Earning news continued to trouble markets as the current poor news was buffeted by hopes of accelerating profits as the year progressed. Fund management believes that the economy seems to be on the mend although the traditional "end of the cycle" doubts remain.

[Q GRAPHIC] During the quarter, small and mid cap stocks continued to outpace their larger brethren. Predominantly due to the "smaller was better" trend, the Fund lagged the benchmark in the quarter. The bounce in small caps that started at the end of 2001, with which the mid cap benchmarks are heavily populated, continued. Fund management also witnessed some profit taking in technology stocks.

[Q GRAPHIC] Stock selection was important this quarter, with several notable solid performers. Among them were Novellus Systems, a semiconductor equipment manufacturer and Coach Inc., the purveyor of high-end leather goods. Fund management finds it interesting how well the luxury goods market has held up despite prognostications of its late 2001 demise. Energy service investments helped the Fund's performance as well, with Weatherford International as a solid contribution.

[Q GRAPHIC] Fund management continues to favor growth investments that have now been out of favor for several quarters. The Fund is overweight in the technology, consumer and health care sectors and underweight in the finance and utilities sectors as Fund management continues to remain positive on the markets and the mid cap sector during the upcoming months.

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the S&P400 Index.

PERFORMANCE UPDATE (at POP)     1Q02    Calendar YTD   One Year     Five Year     Since Inception
Quant Mid Cap Fund             -0.22%      -0.22%       0.16%         11.93%      15.64% (3/20/95)

S&P 400 Index                   6.72%       6.72%      18.89%         17.99%      18.47% (3/20/95)

VALUE OF $10,000 INVESTED IN QUANT MID CAP (QMC) ORDINARY SHARES VS. S&P 400


[GRAPHIC]


FUND INFORMATION

Ticker Symbol              QNIIX (Ordinary)
                           QNIAX (Institutional)
Number of Companies        51
Median Market Cap          $3.7 billion
Price to Book              3.2
Price to Earnings          18.2
Assets Under Management    $16 million

The S&P 400 Index is an unmanaged index comprised of stocks outside the large capitalization bias of the S&P 500, which are chosen by Standard & Poor's for their size and industry characteristics. It is widely recognized as representative of the general market for stocks with medium capitalizations. Investment returns assume the reinvestment of dividends paid on stocks

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP").reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 25bp. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 fee. The Quant Mid Cap Fund does not have a 1% deferred sales charge. The one year, five year and since inception (4/17/95) returns for Institutional Shares are 0.44%, 12.27% and 15.64%. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.

[QUANT LOGO]

QUANT MID CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2002

[Robert von Pentz picture]
     Robert von Pentz

The Quant Mid Cap Fund seeks investment opportunities among companies with medium market capitalizations. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential. Companies in this strong middle range of market capitalization often have more solid industry positions and experienced management than smaller companies. At the same time, they frequently are in the earlier stages of their business cycle and have the potential to produce higher sales and earnings growth rates than larger, more established companies.

Investment Process The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls are also employed to prevent the Fund from concentrating its investments in any particular industry sector.

Buy and Sell Discipline The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that may bear upon future performance. A strict, passionless sell discipline is employed if a company's rankings deteriorate.

Management The Fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC Investment Management located in Washington, D.C. Bob has spent most of his career designing and implementing quantitative strategies. He earned his BA in economics and an MBA from the University of New Mexico.

TOP TEN HOLDINGS

Company                       % Total Net Assets
-------                       ------------------
BMC Software                            2.9
SPX Corporation                         2.8
Weatherford International Inc.          2.8
Office Depot Inc.                       2.8
Pepsi Bottling Group Inc                2.8
Brinker International Inc.              2.7
Noble Drilling Corporation              2.5
Lands' End Inc                          2.5
Manpower Inc.                           2.5
Eaton Vance Corporation 2.4

SECTOR ALLOCATION

[The following is a tabular representation of pie chart]

Basic Materials 5%           Cash and Other Assets (Net) 6%
Capital Goods 8%             Technology 21%
Consumer Cyclicals 26%       Health Care 9%
Consumer Staples 3%          Financials 12%
Energy 10%

[QUANT LOGO]

QUANT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2002

INVESTMENT COMMENTARY

[Q GRAPHIC] According to Fund management, the period ended March 31, 2002 brought confirmation that the global economy is firmly on the mend. Consumer confidence rebounded, the housing market remains robust while manufacturing indicators continue to improve sharply. Bond yields and oil prices responded by rising with the increased market activity; however, investors began to worry, and the United States stock markets turned in a mixed performance.

[Q GRAPHIC] The Federal Reserve remains in an accommodative mood. Despite rallies in the prices of many commodities, consumer inflation has fallen. With capacity utilization still low and the outlook for employment mixed, Fund management believes the Federal Reserve is likely to keep its target short-term rate. While some companies have been shifting their short-term financing programs into longer-term bond issuance, the postponement of official interest rate hikes has the potential to provide a healthy environment for an eventual earnings rebound.

[Q GRAPHIC] During the first quarter, many companies that produce oil, metals, or chemicals saw double-digit gains. Consumer staples were also strong. However, technology companies scaled back their profit outlooks, and several telecommunications providers found their debt service became more onerous due to limited growth in cash flow.

[Q GRAPHIC] Although early 2002 has brought declining inflation, long-term bond yields have risen with the economic rebound. The bond weakness creates a challenging valuation environment for stocks, but companies whose profits participate fully in the economic recovery are apt to see their share prices respond in kind in the upcoming months.

All specific sector/security returns referenced above refer to the quarterly weighted returns in the specific market securities comprising the S&P 500 Index.

PERFORMANCE UPDATE                1Q02     Calendar YTD    One Year        Five Year       Ten Years       Since Inception
                                (at NAV)     (at NAV)      (at POP)        (at POP)         (at POP)           (at POP)

Quant Growth and Income Fund     -3.30%       -3.30%        -5.39%           9.84%           11.62%         13.22% (5/6/85)

S&P 500 Index                     0.28%        0.28%         0.24%          10.18%           13.26%         14.14% (5/6/85)

VALUE OF $10,000 INVESTED IN QUANT GROWTH AND INCOME (QGI) ORDINARY SHARES VS. S&P 500


[GRAPHIC]


FUND INFORMATION

Ticker Symbol                USBOX (Ordinary)
                             QGIAX (Institutional)
Number of Companies          56
Price to Book                3.7
Price to Earnings            27.0
Assets Under Management      $57 million

The S&P 500 Index is an unmanaged index of stocks chosen by Standard & Poor's for their size and industry characteristics. It is widely recognized as representative for stocks in the United States. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 50bp and include the effects of a 1% deferred sales charge. The value of $10,000 chart reflects the effects of the deferred sales charge. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 fee or a deferred sales charge. The one year, five year and since inception (3/25/91) returns for Institutional Shares are -3.92%, 10.63% and 12.23%, respectively. Returns at the first quarter are calculated at Net Asset Value ("NAV") and do not take into account the deferred sales charge of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.

[QUANT LOGO]

QUANT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2002

[Photo of Steve McCarthy]
     Steve McCarthy

The Quant Growth and Income Fund, created in 1985, seeks long-term growth of capital and income by investing primarily in the common stocks of larger companies with equity capital that are currently paying dividends. The Fund is designed to be a core large cap common stock portfolio that can be utilized either alone or in conjunction with more narrowly differentiated strategies. The Fund employs a conservative equity investment strategy that makes it well suited for longer-term investors seeking a domestic stock fund.

Investment Process The Fund's investment process begins with a top-down ranking of industries based on forecasts of their relative attractiveness. Strict limits are placed on the concentration of securities that may be purchased within any economic and industry sector to avoid undue risk. In addition, risk controls restrict the percentage of the Fund's assets that can be invested in the stock of a particular company.

Buy and Sell Discipline Individual investments are selected from among a universe of over 1,000 companies. Stocks within the portfolio are chosen based on rankings produced by a multi-factor quantitative model. Revisions to a company's earnings estimates, which are published by financial analysts, are closely followed and trends are quantified daily to arrive at a forecast of the actual earnings of the company for the quarter. Each company's stock is then evaluated on the basis of historic earnings, dividends and asset values, which are compared to the current price of stock. Based on these and other factors, a company's stock is assigned a "matrix" ranking which determines whether it will be purchased for the Fund or retained in its portfolio.

Management The Fund is managed by a team of analysts at SSgA Funds Management, Inc. located in Boston, Massachusetts. The lead portfolio manager is Steve McCarthy.

TOP TEN HOLDINGS

Company                         % Total Net Assets
-------                         ------------------
Citigroup Inc.                            4.3
General Electric Company                  4.0
Microsoft Corporation                     3.8
Wal-Mart Stores, Inc                      3.7
Johnson & Johnson                         3.1
International Business Machines           3.0
American International Group              2.8
Sony Corporation                          2.8
Pfizer, Inc.                              2.6
BP PLC                                    2.4

SECTOR ALLOCATION


[The following is a tabular representation of pie chart]

Consumer Discretionary 15%                Cash and Other Assets (Net) 2%
Consumer Staples 8%                       Information Technology 16%
Energy 10%                                Materials 3%
Financials 18%                            Industrials 10%
                                          Telecommunications Services 3%
                                          Health Care 15%

[QUANT LOGO]

QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2002

INVESTMENT COMMENTARY

[Q GRAPHIC] The Fund slightly underperformed its benchmark, the MSCI Emerging Markets Free Index (MSCI EMF) during the period ending March 31, 2002. The source of the underperformance was due to negative stock selection, while country selection remained flat. Stock selection was weakest in Korea and Thailand. Among the largest detractors were telecommunications and utilities stocks. Among the positive contributors were electronic components related shares.

[Q GRAPHIC] Individual market returns for the first quarter of 2002 within the MSCI EMF Index ranged almost 100 percentage points between the best and the worst performers. Pakistan performed the best while Argentina performed the worst. Korea continued to hold the greatest weight in the MSCI EMF. Taiwan and South Africa following slightly behind. Additionally, Korea, Taiwan and South Africa all gained.

[Q GRAPHIC] Currencies across the emerging markets remained somewhat stable during the first quarter of 2002, with the exception of the Argentine Peso and Venezuela's Bolivar. Argentina's Peso weakened after the government broke the dollar peg during last quarter. Venezuela's Bolivar weakened after the government abandoned the fixed trading band and allowed that currency to float. Currently, the Fund does not hold any positions in Venezuela.

[Q GRAPHIC] Thailand was a strong positive contributor to country selection; however, these gains from Thailand were eroded by negative contributions from Korea and Argentina. Due to the current capital control restrictions in Argentina (no repatriation of pesos), Fund management strategically sold out of all bank related positions and moved the positions into what were deemed safer export related companies such as steel manufacturer Siderca and food manufacturer Molinos Rio de la Plata.

All specific sector/security returns referenced above refer to the quarterly weighted returns in the specific market securities comprising the MSCI EMF Free Index.

PERFORMANCE UPDATE               1Q02     Calendar YTD    One Year     Five Year     Since Inception
                               (at NAV)     (at NAV)      (at POP)     (at POP)          (at POP)
Quant Emerging Markets Fund      8.70%        8.70%        10.00%       -4.54%       -3.65% (9/30/94)

Morgan Stanley EMF Free Index   11.33%       11.33%        14.77%       -5.28%       -4.22% (9/30/94)

VALUE OF $10,000 INVESTED IN QUANT EMERGING MARKETS (QEM) ORDINARY SHARES VS. MSCI EMF FREE


[GRAPHIC]


FUND INFORMATION

Ticker Symbol                 QFFOX (Ordinary)
                              QEMAX (Institutional)
Number of Companies           95
Assets Under Management       $13 million

The Morgan Stanley Capital International Emerging Markets Free ("EMF Free") Index is an unmanaged index comprised in stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 50bp and include the effects of a 1% deferred sales charge. The value of $10,000 chart reflects the effects of the deferred sales charge. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 fee or a deferred sales charge. The one year, five year and since inception (4/2/96) returns for Institutional Shares are 11.78%, -4.12% and -1.73%. Returns at the first quarter are calculated at Net Asset Value ("NAV") and do not take into account the deferred sales charge of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.

[QUANT LOGO]

QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2002

[Photo of David Nolan)
     David Nolan

The Quant Emerging Markets Fund* is designed to afford investors the opportunity to participate in the overall growth potential of emerging market countries. Over twenty countries located in Europe, Latin America, Africa, the Middle East and Asia are classified as emerging markets. Many of these countries experienced substantial growth in per capita income and domestic production in the 1980s. Moreover, continuing improvements in infrastructure are likely to make these countries increasingly productive in years to come.

Investment Process To manage investors' exposure to the annual performance volatility experienced by individual emerging markets, the Fund invests at most times in eight or more countries. At least two, and generally three, broad geographic regions, such as Latin America, Asia and Europe, will be represented in the Fund's portfolio. Within a geographic region, investments are allocated opportunistically by the manager to selected emerging markets.

Buy and Sell Discipline Systematic rebalancing of portfolio positions among countries assures that diversification will be maintained at desired levels. The Fund has historically employed quantitative investment models to select representative stocks within each country whose collective performance are most likely to mirror the overall performance of that country's stock market. The Fund supplemented this approach with an investment model designed to identify the most attractive stocks in each country on the basis of value and improving fundamentals.

Management The Fund is managed by Independence Investment LLC, a Boston, Massachusetts money manager that specializes in the management of international equity portfolios. The portfolio manager for the Fund is David Nolan.

TOP TEN HOLDINGS

Company                      % Total Net Assets
-------                      ------------------
Samsung Electronics Ltd.               4.3
Telefonos De Mexico                    3.3
Kookmin Bank                           3.1
OTP Bank                               2.6
Cemex                                  2.4
Wal-Mart De Mexico                     2.3
Sappi                                  2.2
BRE Bank                               1.9
PTT Exploration & Production           1.8
Anglo American Platinum                1.8

* Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

COUNTRY ALLOCATION

[The following is a tabular representation of pie chart]

Argentina 2%                    Turkey 1%
Brazil 10%                      Taiwan 12%
Chile 3%                        Thailand 4%
China 1%                        South Africa 10%
Hong Kong 5%                    Poland 3%
Hungary 3%                      Philippines 3%
India 5%                        Peru 2%
Israel 4%                       Mexico 11%
Republic of Korea 14%           Malaysia 7%

[QUANT LOGO]

QUANT FOREIGN VALUE FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2002

INVESTMENT COMMENTARY

[Q GRAPHIC] The Fund outperformed its benchmark, the MSCI EAFE Index by over 13% for the quarter ending March 31, 2002. Developed market international equity stocks marginally outperformed their domestic brethren (S&P 500 Index) during the same period. For the past 10 out of 13 years, domestic equities have outperformed international equities. Research by Fund management suggests the strong performance of the United States market has created a situation where domestic equities remain overvalued. Typically, market excesses revert to normal valuations over time and should this occur, international equities have the potential to perform better than domestic equities.

[Q GRAPHIC] The Fund's outperformance was broad based, and this helped, as there were certain events that had a negative effect on some of the Fund's holdings. Specifically, the crisis in Argentina led to declines in two Spanish holdings that have subsidiaries in Argentina. Additionally, in Thailand, uncertainty over restructuring of the wireless industry, lead to declines.

[Q GRAPHIC] These declines were offset by strong performance elsewhere in the Fund's portfolio. The Fund's Korean equities advanced with Samsung SDI contributing the bulk of the gain, European holdings were led by gains by Finnish investments. Hong Kong holdings were up primarily due to a strong rebound in performance in VTech Holdings. Additionally, South African investments also contributed to performance.

[Q GRAPHIC] The Fund's emphasis on basic materials companies as well as sectors that benefit from the current low level of interest rates has been and continues to be a prevalent theme in the Fund's strategy. Fund management believes that the performance of many investments in the Fund's portfolio signifies that some portfolio companies are at or approaching fair value; therefore, Fund management will be looking for opportunities to replace current holdings with more undervalued investments.

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the MSCI EAFE Index.

PERFORMANCE UPDATE            1Q02      Calendar YTD    One Year     Three Year      Since Inception
                            (at NAV)      (at NAV)      (at POP)     (at POP)            (at POP)
Quant Foreign Value Fund     14.30%        14.30%        10.81%        5.96%         -0.07% (5/15/98)

MSCI EAFE Index               0.57%         0.57%        -8.22%       -5.05%         -2.54% (5/15/98)

VALUE OF $10,000 INVESTED IN QUANTITATIVE FOREIGN VALUE (QFV) ORDINARY SHARES VS. EAFE


[GRAPHIC]


FUND INFORMATION

Ticker Symbol                  QFVOX (Ordinary)
                               N/A (Institutional)
Number of Companies            38
Price to Book                  2.5
Price to Earnings              13.1
Assets Under Management        $33 million

The Morgan Stanley Capital International Europe, Australasia, and Far East ("EAFE") Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets.

Past performance is no guarantee of future results This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price ("POP") reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 25bp and include the effects of a 1% deferred sales charge. The value of $10,000 chart reflects the effects of the deferred sales charge. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 fee or a deferred sales charge. The one year and since inception (12/18/98) returns for Institutional Shares are 12.37% and 5.63%. Returns at the year to date and first quarter are calculated at Net Asset Value ("NAV") and do not take into account the deferred sales charge of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.

[QUANT LOGO]

QUANT FOREIGN VALUE FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2002

[Photo of Bernard R. Horn, Jr.]
     Bernard R. Horn, Jr.

The Quant Foreign Value Fund* provides investors with the opportunity to participate in the growth potential of companies predominantly located in developed foreign countries. Importantly, the returns of the developed foreign markets historically have not been highly correlated to those of the United States' stock markets, as represented by broad-based stock indices.

Investment Process The Fund will generally own stocks of 25-40 non-U.S. companies located in the twenty-one countries comprising the Morgan Stanley Europe, Australasia and Far East (EAFE) Index. In addition, the Fund may also invest a portion of its assets in emerging markets. The diversification within the Fund, coupled with the fact that the operation of the Fund's investment model will generally lead the Fund to be invested in 10 or more countries, reduces the likelihood that negative performance of a single country will significantly impact the Fund's return.

Buy and Sell Discipline The investment process for the Fund combines both quantitative and fundamental techniques. The Fund's approach is primarily "bottom up", searching for individual stocks with strong, undervalued cash flows, regardless of location or industry. The Fund uses proprietary computer models to rank countries and industries on the basis of value and to narrow a universe of 12,000 companies down to 300 to 500 deserving of further consideration. Recognizing the difficulty of getting complete information about companies in some foreign markets, the Fund supplements the screening process by performing in-depth financial and fundamental analysis.

Management The Fund is managed by Bernard R. Horn, Jr., President of Polaris Capital Management, Inc., a Boston, Massachusetts money manager that specializes in the management of international equity portfolios. Mr. Horn brings nearly 20 years of international investment experience to the Fund.

TOP TEN HOLDINGS

Company                        % Total Net Assets
-------                        ------------------
VTech Holdings Ltd.                      5.1
ASM Pacific Technology                   4.4
Samsung SDI                              4.0
Sasol                                    2.9
Kone Corporation OYJ-B                   2.8
Persimmon PLC                            2.7
Methanex Corporation                     2.7
Barratt Development PLC                  2.7
FKI PLC                                  2.7
Konecranes International                 2.6

*Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

COUNTRY ALLOCATION

[The following is a tabular representation of pie chart]

Australia 1%                     Cash and Other Assets (Net) 8%
Canada 4%                        United Kingdom 19%
Finland 8%                       Thailand 2%
France 5%                        Sweden 3%
Germany 2%                       Spain 7%
Hong Kong 10%                    South Africa 11%
Ireland 2%
Italy 2%
Netherlands 4%
Norway 4%
Republic of Korea 8%

[Logo]                                                               QUANT FUNDS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2002
QUANT SMALL CAP FUND
--------------------------------------------------------------------------------

COMMON STOCK--93.1%

                                                     Shares             Value
ADVERTISING--1.6%
  DoubleClick, Inc. (a)                               97,560       $ 1,169,744
                                                                   -----------
APPAREL & TEXTILES--3.8%
  Foot Locker, Inc.                                   57,950           937,631
  Oakley, Inc. (a)                                    41,865           749,383
  Osh Kosh B'Gosh Inc.                                26,110         1,119,075
                                                                   -----------
                                                                     2,806,089
                                                                   -----------
BANKS--1.5%
  AmeriCredit Corporation (a)                         28,005         1,063,910
                                                                   -----------
BROADCASTING--1.4%
  Regent Communications Inc. (a)                     125,480         1,033,955
                                                                   -----------
BUSINESS SERVICES--2.1%
  Henry (Jack) & Associates Inc.                      68,465         1,518,554
                                                                   -----------
CHEMICALS--3.7%
  Airgas, Inc. (a)                                    72,450         1,456,245
  Georgia Gulf Corp.                                  47,570         1,277,255
                                                                   -----------
                                                                     2,733,500
                                                                   -----------
COMPUTERS & BUSINESS EQUIPMENT--4.2%
  ATI Technologies Inc. (a)                          144,840         1,940,856
  Maxtor Corporation (a)                              48,810           339,229
  Titan Corporation (a)                               36,295           749,492
                                                                   -----------
                                                                     3,029,577
                                                                   -----------
DOMESTIC OIL--1.7%
  GlobalSantaFe Corporation                           38,222         1,249,859
                                                                   -----------
DRUG & HEALTHCARE--10.6%
  BioTransplant Incorporated (a)                     118,490           622,073
  HEALTHSOUTH Corp. (a)                               84,395         1,211,068
  ICN Pharmaceuticals, Inc.                           55,685         1,767,999
  NBTY, Inc. (a)                                      24,445           417,032
  Orthodontic Centers of America Inc. (a)             51,200         1,413,632
  Priority Healthcare Corporation (a)                 50,235         1,306,612
  Schein (Henry) Inc. (a)                             22,765         1,002,798
                                                                   -----------
                                                                     7,741,214
                                                                   -----------
EDUCATIONAL SERVICES--1.1%
  Sylvan Learning Systems, Inc. (a)                   28,960           818,120
                                                                   -----------
ELECTRICAL EQUIPMENT--2.5%
  Amphenol Corporation (a)                            23,815         1,114,542
  Cable Design Technologies Corporation (a)           55,477           740,618
                                                                   -----------
                                                                     1,855,160
                                                                   -----------
ENTERTAINMENT & RECREATION--4.5%
  4 Kids Entertainment Inc. (a)                       20,965           417,623
  International Speedway Corporation                  33,725         1,541,232
  Magna Entertainment Corporation (a)                 26,035           210,883
  Shuffle Masters Inc. (a)                            53,025         1,095,497
                                                                   -----------
                                                                     3,265,235
                                                                   -----------
FINANCIAL SERVICES--5.0%
  IndyMac Bancorp Inc. (a)                            79,790         1,970,813
  Metris Companies Inc.                               83,705         1,674,100
                                                                   -----------
                                                                     3,644,913
                                                                   -----------
FOOD & BEVERAGE--1.4%
  Interstate Bakeries Corporation                     18,185           440,259
  Whole Foods Market Inc. (a)                         13,330           609,048
                                                                   -----------
                                                                     1,049,307
                                                                   -----------

                                                     Shares             Value
GAS EXPLORATION--2.6%
  Chesapeake Energy Corporation (a)                  245,191       $ 1,897,778
                                                                   -----------
HOTEL & RESTAURANTS--2.0%
  RARE Hospitality International (a)                  30,245           768,828
  Ryan's Family Steak Houses, Inc. (a)                28,875           693,000
                                                                   -----------
                                                                     1,461,828
                                                                   -----------
INSURANCE--5.8%
  Everest Reinsurance Group Ltd.                      29,080         2,016,407
  RenaissanceRe Holdings Ltd.                         21,225         2,186,175
                                                                   -----------
                                                                     4,202,582
                                                                   -----------
MISCELLANEOUS--4.0%
  Florida Rock Industries, Inc.                       18,130           722,299
  United Rentals Inc. (a)                             79,210         2,176,691
                                                                   -----------
                                                                     2,898,990
                                                                   -----------
POLLUTION CONTROL--1.8%
  Waste Connections Inc. (a)                          38,275         1,282,595
                                                                   -----------
REAL ESTATE--7.7%
  Arden Realty inc.                                   46,220         1,312,648
  CarrAmerica Realty Corporation                      21,545           676,728
  Highwoods Properties Inc.                           44,490         1,249,724
  SL Green Realty Corporation                         38,370         1,289,232
  Ventas, Inc.                                        85,550         1,082,208
                                                                   -----------
                                                                     5,610,540
                                                                   -----------
RETAIL TRADE--7.9%
  Alloy, Inc. (a)                                     51,460           773,444
  Barnes & Noble, Inc. (a)                            34,660         1,074,113
  BJ's Wholesale Club Inc. (a)                        18,320           818,904
  Blockbuster Inc.                                    51,515         1,209,057
  Cash America International Inc.                     82,630           727,144
  Linens'n Things Inc. (a)                            36,900         1,126,557
                                                                   -----------
                                                                     5,729,219
                                                                   -----------
SECURITY SYSTEMS & SERVICES--1.0%
  The Pittston Company                                28,305           710,456
                                                                   -----------
SOFTWARE--14.7%
  Activision Inc. (a)                                 67,885         2,025,010
  Borland Software Corporation (a)                    78,600         1,022,586
  Eclipsys Corporation (a)                            45,750           750,758
  Macromedia, Inc. (a)                                66,655         1,361,095
  Midway Games Inc. (a)                               67,020           902,089
  NVIDIA Corporation (a)                              38,790         1,720,724
  STERIS Corporation (a)                              92,750         1,934,765
  Ulticom Inc. (a)                                   127,500           974,100
                                                                   -----------
                                                                    10,691,127
                                                                   -----------
TECHNOLOGY--0.5%
  OmniVision Technologies (a)                         33,465           369,119
                                                                   -----------
TOTAL COMMON STOCK
  (Cost $54,534,408)                                                67,833,371
                                                                   -----------


--------------------------------------------------------------------------------

QUANT FUNDS                                                               [Logo]
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2002
QUANT SMALL CAP FUND--Continued
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--2.3%

                                                                        Par Value         Value
  State Street Bank & Trust Repurchase
    Agreement 0.65%, 4/1/02, (Dated
    3/28/02), Collateralized by
    $1,575.000 U.S. Treasury Bond
    6.875%, 05/15/06, Market Value
    $1,740,290, Repurchase Proceeds
    $1,704,123 (Cost $1,704,000)                                       $1,704,000      $ 1,704,000
                                                                                       -----------
TOTAL INVESTMENTS--95.4%
  (Cost $56,238,408) (b)                                                                69,537,371
OTHER ASSETS & LIABILITIES (NET)--4.6%                                                   3,327,282
                                                                                       -----------
NET ASSETS--100%                                                                       $72,864,653
                                                                                       ===========

(a)  Non-income producing security.
(b) At March 31, 2002, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $56,269,335 was as follows:

     Aggregate gross unrealized appreciation for all
       investments in which there is an excess of
       value over tax cost                                                             $14,451,136
     Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax
       cost over value                                                                  (1,183,100)
                                                                                       -----------
     Net unrealized appreciation                                                       $13,268,036
                                                                                       ===========


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

[Logo]                                                               QUANT FUNDS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2002
QUANT MID CAP FUND
--------------------------------------------------------------------------------

COMMON STOCK--93.9%

                                                     Shares           Value
APPAREL & TEXTILES--2.5%
  Lands' End Inc. (a)                                 9,065        $   406,746
                                                                   -----------
BANKS--2.1%
  Hibernia Corporation                               17,560            335,396
                                                                   -----------
BROADCASTING & CABLE TV--3.0%
  Charter Communications, Inc. (a)                   14,425            162,858
  USA Networks, Inc. (a)                             10,020            318,336
                                                                   -----------
                                                                       481,194
                                                                   -----------
BUSINESS SERVICES--2.5%
  Manpower Inc.                                      10,190            396,187
                                                                   -----------
CHEMICALS--1.4%
  Martin Marietta Materials Inc.                      5,190            219,122
                                                                   -----------
COMMUNICATIONS--0.9%
  Broadwing Inc.                                     21,450            149,935
                                                                   -----------
COMPUTERS & BUSINESS EQUIPMENT--3.6%
  Advanced Micro Devices Inc. (a)                    13,740            202,115
  Citrix Systems Inc. (a)                            13,090            226,195
  Lexmark International, Inc. (a)                     2,740            156,673
                                                                   -----------
                                                                       584,983
                                                                   -----------
DRUGS & HEALTHCARE--9.0%
  Andrx Group (a)                                     4,275            162,193
  Bausch & Lomb Inc.                                  4,475            199,451
  Forest Labs Inc. (a)                                3,765            307,601
  Genzyme Corporation (a)                             6,590            287,785
  HEALTHSOUTH Corporation (a)                        17,295            248,183
  King Pharmaceuticals Inc. (a)                       6,796            237,928
                                                                   -----------
                                                                     1,443,141
                                                                   -----------
ELECTRONICS--10.7%
  American Power Conversion Corporation (a)          13,400            198,052
  Applied Micro Circuits Corporation (a)             25,315            202,520
  AVX Corporation                                    10,335            216,415
  Jabil Circuit, Inc. (a)                             8,100            190,593
  SPX Corporation (a)                                 3,225            456,596
  Vishay Intertechnology, Inc.                       11,710            238,181
  Vitesse Semiconductor Corporation (a)              22,445            219,961
                                                                   -----------
                                                                     1,722,318
                                                                   -----------
ENERGY--1.9%
  Amerada Hess Corporation                            3,845            305,139
                                                                   -----------
FINANCIAL SERVICES--1.1%
  Metris Companies Inc.                               8,745            174,900
                                                                   -----------
FOOD & BEVERAGE--2.8%
  Pepsi Bottling Group Inc.                          17,085            441,989
                                                                   -----------
FOREST PRODUCTS--1.8%
  Georgia-Pacific Corporation                         9,500            284,525
                                                                   -----------
GAS EXPLORATION--2.5%
  Noble Drilling Corporation (a)                      9,860            408,105
                                                                   -----------
HOTELS & RESTAURANTS--5.1%
  Brinker International Inc. (a)                     13,510            437,859
  Darden Restaurants Inc.                             9,210            373,834
                                                                   -----------
                                                                       811,693
                                                                   -----------

                                                     Shares           Value
INVESTMENT COMPANIES--8.5%
  Bear Stearns Companies Inc.                         5,365        $   336,654
  Eaton Vance Corporation                             9,785            390,911
  Public Storage Inc.                                 8,040            297,560
  Waddell & Reed Financial Inc.                      10,920            332,842
                                                                   -----------
                                                                     1,357,967
                                                                   -----------
MISCELLANEOUS--2.4%
  Textron, Inc.                                       7,475            381,973
                                                                   -----------
MOTOR VEHICLE PARTS--1.5%
  Dana Corporation                                   10,890            233,808
                                                                   -----------
PACKAGING MATERIAL--1.7%
  Pactiv Corporation (a)                             13,775            275,776
                                                                   -----------
PETROLEUM SERVICES--5.3%
  ENSCO International Inc.                           12,840            386,998
  Weatherford International Inc.                      9,565            455,581
                                                                   -----------
                                                                       842,579
                                                                   -----------
RETAIL TRADE--11.5%
  Black & Decker Corporation                          7,520            349,981
  Circuit City Stores Inc.                           12,660            228,386
  Coach Inc. (a)                                      6,625            335,954
  Hasbro, Inc.                                       18,790            297,258
  Office Depot Inc. (a)                              22,840            453,374
  Newell Rubbermaid Inc.                              5,650            180,574
                                                                   -----------
                                                                     1,845,527
                                                                   -----------
SOFTWARE--8.0%
  Adobe Systems, Inc.                                 5,600            225,624
  BMC Software, Inc. (a)                             23,585            458,728
  Network Appliance Inc. (a)                         15,545            316,807
  Rational Software Corporation (a)                  18,070            286,048
                                                                   -----------
                                                                     1,287,207
                                                                   -----------
TECHNOLOGY--2.3%
  Novellus Systems Inc. (a)                           6,690            362,130
                                                                   -----------
WASTE MANAGEMENT--1.8%
  Allied Waste Industries Inc. (a)                   22,710            295,230
                                                                   -----------
TOTAL COMMON STOCK
  (Cost $13,894,668)                                                15,047,570
                                                                   -----------


--------------------------------------------------------------------------------

QUANT FUNDS                                                               [Logo]
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2002
QUANT MID CAP FUND--Continued
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--4.9%

                                                                       Par Value        Value
  State Street Bank & Trust Repurchase
    Agreement .65%, 4/1/02, (Dated
    3/28/02), Collateralized by
    $720,000 U.S. Treasury Bond
    6.875%, 05/15/06, Market Value
    $795,561, Repurchase Proceeds
    $777,056 (Cost $777,000)                                           $777,000      $  777,000
                                                                                     -----------
TOTAL INVESTMENTS--98.8%
  (Cost $14,671,668) (b)                                                              15,824,570
OTHER ASSETS & LIABILITIES (NET)--1.2%                                                   198,726
                                                                                     -----------
NET ASSETS--100%                                                                     $16,023,296
                                                                                     ===========

(a)  Non-income producing security.
(b) At March 31, 2002, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $14,735,939 was as follows:

     Aggregate gross unrealized appreciation for all
       investments in which there is an excess of
       value over tax cost                                                           $ 2,611,545
     Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax
       cost over value                                                                (1,522,914)
                                                                                     -----------
     Net unrealized appreciation                                                     $ 1,088,631
                                                                                     ===========


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

[Logo]                                                               QUANT FUNDS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2002
QUANT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

COMMON STOCK--97.7%

                                                  Shares           Value
ADVERTISING--1.6%
  WPP Group PLC (c)                               15,648        $   883,486
                                                                -----------
AEROSPACE & DEFENSE--0.5%
  General Dynamics Corporation                     3,000            281,850
                                                                -----------
AUTOMOBILES--2.3%
  Honda Motor Co., Ltd. (c)                       60,800          1,287,136
                                                                -----------
BANKS--1.1%
  Northern Trust Corporation                      10,500            631,155
                                                                -----------
BROADCASTING--1.4%
  Univision Communications Inc. (a)               19,400            814,800
                                                                -----------
BUSINESS SERVICES--5.7%
  Automatic Data Processing Inc.                  16,000            932,320
  Avery Dennison Corporation                      10,700            653,021
  International Business Machines                 15,800          1,643,200
                                                                -----------
                                                                  3,228,541
                                                                -----------
COMPUTERS & BUSINESS EQUIPMENT--3.7%
  Canon Inc. (c)                                  17,600            653,840
  Cisco Systems Inc. (a)                          38,700            655,191
  Dell Computer Corporation (a)                   31,000            809,410
                                                                -----------
                                                                  2,118,441
                                                                -----------
DRUGS & HEALTHCARE--13.8%
  Baxter International Inc.                       17,900          1,065,408
  Cardinal Health Inc.                            13,600            964,104
  HCA Inc.                                        14,400            634,752
  Invitrogen Corporation (a)                      14,400            494,208
  Johnson & Johnson                               26,500          1,721,175
  Pfizer, Inc.                                    35,400          1,406,796
  Stryker Corporation                             10,300            621,399
  Wyeth                                           14,100            925,665
                                                                -----------
                                                                  7,833,507
                                                                -----------
ELECTRIC UTILITIES--1.2%
  Suez SA (c)                                     23,800            671,160
                                                                -----------
ELECTRICAL EQUIPMENT--3.9%
  General Electric Company                        59,600          2,232,020
                                                                -----------
ELECTRONICS--9.4%
  Applied Materials Inc. (a)                      14,800            803,196
  Flextronics International Ltd.                  60,400          1,102,300
  Intel Corporation                               31,700            963,997
  Sony Corporation (a)                            29,500          1,525,150
  SPX Corporation (a)                              6,800            962,744
                                                                -----------
                                                                  5,357,387
                                                                -----------
FINANCIAL SERVICES--12.1%
  Citigroup Inc.                                  46,466          2,300,996
  Federal Home Loan Mortgage Corporation          16,300          1,032,931
  FleetBoston Financial Corporation               22,600            791,000
  HSBC Holdings PLC (c)                           20,000          1,165,600
  Morgan Stanley Dean Witter & Company            12,300            704,913
  UBS AG                                          17,250            858,188
                                                                -----------
                                                                  6,853,628
                                                                -----------
FOOD & BEVERAGE--2.8%
  Nestle SA (c)                                    9,090            505,358
  PepsiCo Inc.                                    21,100          1,086,650
                                                                -----------
                                                                  1,592,008
                                                                -----------

                                                  Shares           Value
GAS EXPLORATION--1.1%
  Noble Drilling Corporation (a)                  14,400        $   596,016
                                                                -----------
HOUSEHOLD PRODUCTS--3.8%
  Colgate-Palmolive Company                       19,800          1,131,570
  Kimberly-Clark Corporation                      16,300          1,053,795
                                                                -----------
                                                                  2,185,365
                                                                -----------
INSURANCE--4.5%
  American International Group Inc.               21,600          1,558,224
  Marsh & McLennan Companies Inc.                  9,000          1,014,660
                                                                -----------
                                                                  2,572,884
                                                                -----------
INTERNATIONAL OIL--3.6%
  Anadarko Petroleum Corporation                  13,100            739,364
  BP PLC (c)                                      24,907          1,322,562
                                                                -----------
                                                                  2,061,926
                                                                -----------
LIQUOR--1.7%
  Anheuser-Busch Companies Inc.                   18,400            960,480
                                                                -----------
MISCELLANEOUS--4.4%
  Ecolab, Inc.                                    26,200          1,197,864
  Illinois Tool Works Inc.                         9,100            658,385
  Rio Tinto PLC (c)                                8,000            640,000
                                                                -----------
                                                                  2,496,249
                                                                -----------
MOTOR VEHICLE PARTS--0.9%
  Gentex Corporation                              17,800            527,414
                                                                -----------
PETROLEUM SERVICES--5.3%
  Nabors Industries, Inc. (a)                     18,500            781,625
  Schlumberger Ltd.                               16,100            947,002
  TOTAL Fina Elf S.A. (c)                         16,515          1,265,049
                                                                -----------
                                                                  2,993,676
                                                                -----------
RETAIL TRADE--5.0%
  Wal-Mart Stores Inc.                            32,900          2,016,441
  Home Depot Inc.                                 17,200            836,092
                                                                -----------
                                                                  2,852,533
                                                                -----------
SOFTWARE--3.6%
  Microsoft Corporation (a)                       34,300          2,068,633
                                                                -----------
TECHNOLOGY--1.7%
  AOL-Time Warner, Inc. (a)                       19,200            454,080
  Applera Corp-Applied Biosystems Group           24,200            540,870
                                                                -----------
                                                                    994,950
                                                                -----------
TELECOMMUNICATION SERVICES--2.6%
  Alltel Corporation                              15,300            849,915
  Vodafone Group PLC (c)                          34,050            627,541
                                                                -----------
                                                                  1,477,456
                                                                -----------
TOTAL COMMON STOCK
  (Cost $55,444,250) (b)                                         55,572,701
OTHER ASSETS & LIABILITIES (NET)--2.3%                            1,306,252
                                                                -----------
NET ASSETS--100%                                                $56,878,953
                                                                ===========


--------------------------------------------------------------------------------

QUANT FUNDS                                                               [Logo]
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2002
QUANT GROWTH AND INCOME FUND--Continued
--------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) At March 31, 2002, the unrealized depreciation of investments based on aggregate cost for federal tax purposes of $55,586,555 was as follows:

     Aggregate gross unrealized appreciation for all
       investments in which there is an excess of
       value over tax cost                                              $ 3,860,118
     Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax
       cost over value                                                   (3,873,972)
                                                                        -----------
     Net unrealized depreciation                                        $   (13,854)
                                                                        ===========

(c)  ADR--American Depository Receipts


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

[Logo]                                                               QUANT FUNDS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2002
QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

COMMON STOCK--85.9%

                                                Shares             Value
ARGENTINA--1.8%
  Molinos Rio de la Plata SA (a)                45,000          $   105,433
  Siderca SA                                    59,240              119,486
  Telecom Argentina                             20,000               12,156
                                                                -----------
                                                                    237,075
                                                                -----------
BRAZIL--2.4%
  Sider Nacional Compania                    5,383,000               97,010
  Souza Cruz Compania                           25,000              161,290
  Tele Norte Lests                           5,000,000               55,484
                                                                -----------
                                                                    313,784
                                                                -----------
CHILE--2.7%
  Banco Santander Chile (d)                      9,600              148,800
  Compania De Telecomunicacion
    De Chile (a) (d)                             4,110               61,527
  Empresa Nacional De Electricidad (d)          10,539               99,067
  Enersis SA (a) (d)                             4,138               37,407
                                                                -----------
                                                                    346,801
                                                                -----------
CHINA--1.4%
  Huaneng Power International Inc. (d)           6,600              177,276
                                                                -----------
EGYPT--0.1%
  MobiNil                                        2,500               17,447
                                                                -----------
HONG KONG--5.5%
  China Merchants Holdings International        75,000               59,138
  China Mobile (HK) (a)                         45,000              138,757
  China Petrolium & Chemical                   300,000               48,464
  China Resources EN                            65,000               60,836
  Citic Pacific Ltd.                            30,000               62,311
  CNOOC Ltd.                                    60,000               74,619
  Cosco Pacific Ltd.                            90,000               61,157
  Petrochina Company                           850,000              174,368
  Sinopec Yizheng Chemical (a)                 250,000               37,502
                                                                -----------
                                                                    717,152
                                                                -----------
HUNGARY--2.9%
  OTP Bank                                      40,000              307,885
  Richter Gedeon Vegysze                         1,000               64,262
                                                                -----------
                                                                    372,147
                                                                -----------
INDIA--3.4%
  Infosys Technologies Ltd. (d)                  1,000               65,500
  Ranbaxy Laboratories Ltd. (e)                  4,700               95,410
  State Bank of India (e)                        9,000              110,250
  Videsh Sanchar Nigam Ltd. (e)                 12,750              100,088
  Wipro Ltd. (e)                                 1,700               63,291
                                                                -----------
                                                                    434,539
                                                                -----------
ISRAEL--3.8%
  Bank Hapoalim Ltd.                            45,000               81,138
  Bank Leumi Le Israel                          35,000               54,418
  Bezeq Israel Telecommunication (a)            70,000               77,172
  Check Point Software                           5,800              176,320
  Teva Pharma Ind                                2,000              109,573
                                                                -----------
                                                                    498,621
                                                                -----------
KOREA, REPUBLIC OF--13.1%
  Kookmin Bank                                   8,842              371,513
  Korea Electric Power                          11,600              226,573
  Korea Telecom Corporation                      2,000               95,390

                                                Shares             Value
KOREA, REPUBLIC OF--Continued
  KT Freetel Company                             3,000          $   102,317
  Samsung Electronics Ltd.                       1,870              506,113
  Samsung SDI                                    2,000              171,095
  SK Telecom                                     1,000              221,061
                                                                -----------
                                                                  1,694,062
                                                                -----------
MALAYSIA--6.6%
  British American Tobacco                      10,000               91,447
  Malakoff Bhd                                  90,000               83,842
  Malayan Bank Bhd                              37,500               89,803
  Malaysia International Shipping               60,000              110,526
  Petronas Dagangan                            100,000              150,000
  Public Bank Bhd                               91,000               89,563
  Sime Darby Bhd                                90,000              119,605
  Telekom Malaysia                              18,000               44,290
  Tenaga Nasional Bhd                           25,000               72,369
                                                                -----------
                                                                    851,445
                                                                -----------
MEXICO--10.8%
  America Movil SA                             196,800              195,489
  Apasco SA                                     15,000               97,475
  Cemex SA Ptg Cert                             50,000              294,062
  Fomento Econ Mexico                           20,000               93,119
  Grupo Televisa SA (a)                         21,637               51,847
  Telefonos De Mexico                          196,800              395,347
  Wal-Mart De Mexico                            95,000              273,086
                                                                -----------
                                                                  1,400,425
                                                                -----------
PERU--2.2%
  Cerv Peru Backus & Johnston                  227,173               58,715
  Minas Buenaventura                            11,805              160,268
  Minsur SA (a)                                 80,337               60,891
                                                                -----------
                                                                    279,874
                                                                -----------
PHILIPPINES--2.5%
  Ayala Corporation                            700,000               87,809
  Manila Electric Company                       60,000               52,332
  Philippine Long Distance                       9,100               95,423
  San Miguel Corporation                        74,540               90,582
                                                                -----------
                                                                    326,146
                                                                -----------
POLAND--2.5%
  BRE Bank                                       7,000              232,852
  Polski Koncern Naf                            12,000               54,340
  Telekomunikacja Poland (a)                    10,000               32,293
                                                                -----------
                                                                    319,485
                                                                -----------
SOUTH AFRICA--9.0%
  Anglo American Platinum                        5,000              219,039
  Anglo American                                 5,000               83,032
  Bidvest Group                                 20,145               74,223
  Impala Platinum Holdings Ltd.                  2,000              106,303
  Nedcor Ltd.                                    9,135               92,598
  Old Mutual                                    40,000               56,941
  Sanlam                                        80,000               52,182
  Sappi                                         20,000              260,908
  Sasol                                         15,000              166,593
  Standard Bank Inv                             20,000               51,653
                                                                -----------
                                                                  1,163,472
                                                                -----------


--------------------------------------------------------------------------------

QUANT FUNDS                                                               [Logo]
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2002
QUANT EMERGING MARKETS FUND--Continued
--------------------------------------------------------------------------------

COMMON STOCK--Continued

                                                  Shares        Value
TAIWAN--9.9%
  Asustek Computer Inc. (e)                       31,250     $   140,625
  Macronix International Ltd. (d)                  7,730          68,488
  MSCI Taiwan Index Series (b) (f)                 6,800         635,052
  Siliconware Precision (d)                       34,350         178,620
  Taiwan Semiconductor Manufacturing
    Company Ltd. (d)                               7,000         145,250
  United Microelectronics Corporation (d)         11,500         122,475
                                                             -----------
                                                               1,290,510
                                                             -----------
THAILAND--3.5%
  Advanced Information Services                  120,000         129,432
  Bangkok Bank (a)                                70,000          98,795
  Banpu Co (warrants exp. 1/14/03)                24,000           4,902
  PTT Exploration & Production                    80,000         223,982
                                                             -----------
                                                                 457,111
                                                             -----------
TURKEY--1.8%
  Tupras                                      24,375,000         182,813
  Turkiye Is Bankasi                           7,770,000          57,498
                                                             -----------
                                                                 240,311
                                                             -----------
TOTAL COMMON STOCK
  (Cost $10,498,781)                                          11,137,683
                                                             -----------
PREFERRED STOCK--6.6%
BRAZIL--6.6%
  Banco Bradesco SA                           18,000,000         109,161
  Banco Itau SA                                2,400,000         191,484
  Centrais Electricas Brasileiras SA           5,380,000          79,254
  Eletropaulo Metropolitana Elet               3,500,000         111,398
  Petroleo Brasileiro SA                           8,000         198,710
  Vale Rio Doce Compania                           3,648          95,711
  Votorantim Papel E Celulose SA               2,000,000          74,116
                                                             -----------
TOTAL PREFERRED STOCK
  (Cost $873,818)                                                859,834
                                                             -----------

SHORT TERM INVESTMENTS--5.7%

                                               Par Value        Value
  State Street Bank & Trust Repurchase
    Agreement .65%, 4/1/02, (Dated
    3/28/02), Collateralized by
    $685,000 U.S. Treasury Bond
    6.875%, 05/15/06, Market Value
    $756,888, Repurchase Proceeds
    $741,054 (Cost $741,000)                   $741,000      $   741,000
                                                             -----------
TOTAL INVESTMENTS--98.2%
  (Cost $12,113,599) (c)                                      12,738,517
OTHER ASSETS & LIABILITIES (NET)--1.8%                           229,619
                                                             -----------
NET ASSETS--100%                                             $12,968,136
                                                             ===========

(a)  Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. (Note 2)
(c) At March 31, 2002, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $12,139,925 was as follows:

     Aggregate gross unrealized appreciation for all
       investments in which there is an excess of
       value over tax cost                                              $ 2,505,378
     Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax
       cost over value                                                   (1,906,786)
                                                                        -----------
     Net unrealized appreciation                                        $   598,592
                                                                        ===========

(d)  ADR--American Depository Receipts

(e)  GDR--Global Depository Receipts

(f)  OPAL, Rule 144A stock, issued by Morgan Stanley Capital
     (Delaware) LLC. An OPAL represents an optimised portfolio of securities designed to track the performance of a specific benchmark index in a single trade. Emerging Markets has the contractual right to exchange the OPAL for the underlining securities, which may not be restricted securities, at any time.

SECTOR ALLOCATIONS (as a percentage of Total Common Stock
and Preferred Stock)
---------------------------------------------------------
Basic Industries                                     9.5%
Capital Goods                                        4.8%
Consumer Basics                                      8.8%
Consumer Services                                    0.8%
Energy                                              10.6%
Finance                                             24.3%
General Business                                     9.7%
Materials                                            1.7%
Miscellaneous                                        4.1%
Shelter                                              3.3%
Technology                                          10.2%
Utilities                                           12.2%


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

[Logo]                                                               QUANT FUNDS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS March 31, 2002
QUANT FOREIGN VALUE FUND
--------------------------------------------------------------------------------

COMMON STOCK--90.4%

                                          Shares             Value
AUSTRALIA--0.7%
  Novogen Ltd. (a)                       160,000          $   234,718
                                                          -----------
CANADA--4.3%
  GSI Lumonics Inc. (a)                   53,400              539,340
  Methanex Corporation (a)               122,000              900,758
                                                          -----------
                                                            1,440,098
                                                          -----------
FINLAND--7.9%
  Kone Corporation OYJ-B                  10,140              928,152
  Konecranes International                28,100              869,614
  Yit-Yhtyma OYJ                          58,500              841,457
                                                          -----------
                                                            2,639,223
                                                          -----------
FRANCE--5.0%
  Christian Dior                          21,740              821,563
  STMicroelectronics                      24,900              832,447
                                                          -----------
                                                            1,654,010
                                                          -----------
GERMANY--2.3%
  Continental AG                          50,600              751,203
                                                          -----------
HONG KONG--9.4%
  ASM Pacific Technology                 601,045            1,464,159
  VTech Holdings Ltd. (a)              1,191,015            1,672,088
                                                          -----------
                                                            3,136,247
                                                          -----------
IRELAND--2.2%
  Smurfit (Jefferson) Group              325,000              745,128
                                                          -----------
ITALY--2.4%
  Pirelli SPA                            512,500              797,488
                                                          -----------
KOREA, REPUBLIC OF--7.9%
  Samsung Electronics Ltd.                 2,500              676,622
  Samsung Electronics Ltd. (c) (d)         4,400              603,460
  Samsung SDI                             15,700            1,343,099
                                                          -----------
                                                            2,623,181
                                                          -----------
NETHERLANDS--3.7%
  ABN-AMRO Holdings NV                    25,339              480,883
  Draka Holdings                          19,485              738,384
                                                          -----------
                                                            1,219,267
                                                          -----------
NORWAY--4.0%
  DNB Holding ASA                        140,000              736,742
  Norske Skogindustrier ASA               30,700              580,704
                                                          -----------
                                                            1,317,446
                                                          -----------
SOUTH AFRICA--10.5%
  Impala Platinum Holdings Ltd.           16,200              861,049
  Palabora Mining Company (a)             33,165              192,939
  Sanlam Ltd.                            990,000              645,747
  Sappi Ltd.                              65,700              857,082
  Sasol                                   84,000              932,922
                                                          -----------
                                                            3,489,739
                                                          -----------
SPAIN--7.0%
  Banco Bilbao Vizcaya Argentaria         67,700              805,589
  Repsol YPF SA                           61,800              778,481
  Union Electrica Fenosa                  46,500              750,328
                                                          -----------
                                                            2,334,398
                                                          -----------
SWEDEN--2.5%
  Svenska Cellulosa AB                    26,700              829,977
                                                          -----------

                                          Shares             Value
THAILAND--2.0%
  Total Access Communications PLC        498,200          $   682,534
                                                          -----------
UNITED KINGDOM--18.6%
  Barratt Developments PLC               132,000              890,212
  Bellway PLC                            115,100              804,137
  BHP Billiton PLC                       146,000              833,187
  Countryside Properties PLC             181,000              490,332
  Crest Nicholson PLC                    179,000              570,412
  FKI PLC                                323,200              887,075
  Persimmon PLC                          149,334              900,653
  WPP GROUP                               72,600              830,175
                                                          -----------
                                                            6,206,183
                                                          -----------
TOTAL COMMON STOCK
  (Cost $25,547,580)                                       30,100,840
                                                          -----------

SHORT TERM INVESTMENTS--11.8%

                                                                     Par Value         Value
UNITED STATES
  Citicorp Commercial Paper,
    Yield of 1.75%, Maturing on 4/1/02
    (Cost $3,920,000)                                               $3,920,000      $ 3,920,000
                                                                                    -----------
TOTAL INVESTMENTS--102.2%
  (Cost $29,467,580) (b)                                                             34,020,840
OTHER ASSETS & LIABILITIES (NET)--(2.2)%                                               (741,244)
                                                                                    -----------
NET ASSETS--100%                                                                    $33,279,596
                                                                                    ===========

(a)  Non-income producing security.
(b) At March 31, 2002, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $29,467,580 was as follows:

     Aggregate gross unrealized appreciation for all
       investments in which there is an excess of value
       over tax cost                                                                $ 6,045,444
     Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax
       cost over value                                                               (1,492,184)
                                                                                    -----------
     Net unrealized appreciation                                                    $ 4,553,260
                                                                                    ===========

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. (Note 2)
(d)  GDR--Global Depository Receipts

SECTOR ALLOCATIONS (as a percentage of Total Common Stock)
----------------------------------------------------------
Basic Industries                                     14.6%
Capital Goods                                        21.3%
Consumer Basics                                       0.8%
Consumer Durables                                    20.0%
Energy                                                5.7%
Finance                                               8.8%
General Business                                      5.0%
Material                                              4.7%
Technology                                           16.6%
Utilities                                             2.5%


--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES March 31, 2002

                                                                                           Small Cap        Mid Cap
Assets:
Investments at value (Note 2)                                                            $ 69,537,371    $ 15,824,570
Foreign currency at value (Cost $61,140 for Emerging Markets and $18,645 for
 Foreign Value) (Note 2)                                                                           --              --
Cash                                                                                            1,655           1,208
Dividends, interest and foreign tax reclaims receivable                                        53,283           9,697
Receivable for investments sold                                                             5,470,671         243,513
Receivable for shares of beneficial interest sold                                              70,336           1,477
Other assets                                                                                   21,839           4,441
                                                                                         ------------    ------------
  Total assets                                                                             75,155,155      16,084,906
                                                                                         ------------    ------------
Liabilities:
Payable for investments purchased                                                           2,151,871          18,661
Payable for compensation of Manager (Note 3)                                                   61,959          13,478
Payable for distribution fees (Note 3)                                                         27,076           3,027
Payable to custodian                                                                            7,042           6,198
Payable to transfer agent (Note 3)                                                             11,085           1,631
Other accrued expenses                                                                         31,469          18,615
                                                                                         ------------    ------------
  Total liabilities                                                                         2,290,502          61,610
                                                                                         ------------    ------------
Net assets                                                                               $ 72,864,653    $ 16,023,296
                                                                                         ============    ============
Net Assets consist of:
Shares of beneficial interest                                                            $ 56,611,272    $ 16,419,256
Undistributed net investment income (loss)                                                         --              --
Accumulated net realized gain (loss) on investments and foreign denominated assets,
 liabilities and currency                                                                   2,954,418      (1,548,863)
Unrealized appreciation (depreciation) of investments and foreign denominated assets,
 liabilities and currency                                                                  13,298,963       1,152,903
                                                                                         ------------    ------------
                                                                                         $ 72,864,653    $ 16,023,296
                                                                                         ------------    ------------
Investments, at cost                                                                     $ 56,238,408    $ 14,671,668
                                                                                         ------------    ------------
Net assets
 Ordinary Shares                                                                         $ 65,152,788    $ 14,413,240
 Institutional Shares                                                                    $  7,711,865    $  1,610,056
Shares of beneficial interest outstanding (Unlimited number of shares authorized)
 Ordinary Shares                                                                            3,481,990       1,070,533
 Institutional Shares                                                                         387,829         115,744
Net asset value and offering price per share*
 Ordinary Shares                                                                         $      18.71    $      13.46
 Institutional Shares                                                                    $      19.88    $      13.91

                                                                                         Growth and      Emerging
                                                                                           Income         Markets
Assets:
Investments at value (Note 2)                                                           $ 55,572,701   $ 12,738,517
Foreign currency at value (Cost $61,140 for Emerging Markets and $18,645 for
 Foreign Value) (Note 2)                                                                          --         62,122
Cash                                                                                       1,293,488          1,739
Dividends, interest and foreign tax reclaims receivable                                       95,875         10,992
Receivable for investments sold                                                                   --        176,763
Receivable for shares of beneficial interest sold                                              9,396         14,450
Other assets                                                                                  17,014          2,693
                                                                                        ------------   ------------
  Total assets                                                                            56,988,474     13,007,276
                                                                                        ------------   ------------
Liabilities:
Payable for investments purchased                                                                 --             --
Payable for compensation of Manager (Note 3)                                                  36,649          8,567
Payable for distribution fees (Note 3)                                                        23,831          4,503
Payable to custodian                                                                           4,753         10,139
Payable to transfer agent (Note 3)                                                            11,418          2,527
Other accrued expenses                                                                        32,870         13,404
                                                                                        ------------   ------------
  Total liabilities                                                                          109,521         39,140
                                                                                        ------------   ------------
Net assets                                                                              $ 56,878,953   $ 12,968,136
                                                                                        ============   ============
Net Assets consist of:
Shares of beneficial interest                                                           $ 61,070,279   $ 14,811,638
Undistributed net investment income (loss)                                                        --         17,383
Accumulated net realized gain (loss) on investments and foreign denominated assets,
 liabilities and currency                                                                 (4,319,776)    (2,478,751)
Unrealized appreciation (depreciation) of investments and foreign denominated assets,
 liabilities and currency                                                                    128,450        617,866
                                                                                        ------------   ------------
                                                                                        $ 56,878,953   $ 12,968,136
                                                                                        ------------   ------------
Investments, at cost                                                                    $ 55,444,250   $ 12,113,599
                                                                                        ------------   ------------
Net assets
 Ordinary Shares                                                                        $ 55,463,817   $ 10,930,940
 Institutional Shares                                                                   $  1,415,136   $  2,037,196
Shares of beneficial interest outstanding (Unlimited number of shares authorized)
 Ordinary Shares                                                                           4,309,638      1,509,160
 Institutional Shares                                                                        106,998        279,249
Net asset value and offering price per share*
 Ordinary Shares                                                                        $      12.87   $       7.24
 Institutional Shares                                                                   $      13.23   $       7.30

                                                                                           Foreign
                                                                                            Value
Assets:
Investments at value (Note 2)                                                           $ 34,020,840
Foreign currency at value (Cost $61,140 for Emerging Markets and $18,645 for
 Foreign Value) (Note 2)                                                                      18,727
Cash                                                                                             123
Dividends, interest and foreign tax reclaims receivable                                       66,270
Receivable for investments sold                                                              917,606
Receivable for shares of beneficial interest sold                                            161,116
Other assets                                                                                   5,029
                                                                                        ------------
  Total assets                                                                            35,189,711
                                                                                        ------------
Liabilities:
Payable for investments purchased                                                          1,835,212
Payable for compensation of Manager (Note 3)                                                  27,339
Payable for distribution fees (Note 3)                                                         6,665
Payable to custodian                                                                          10,956
Payable to transfer agent (Note 3)                                                             3,070
Other accrued expenses                                                                        26,873
                                                                                        ------------
  Total liabilities                                                                        1,910,115
                                                                                        ------------
Net assets                                                                              $ 33,279,596
                                                                                        ============
Net Assets consist of:
Shares of beneficial interest                                                           $ 29,743,541
Undistributed net investment income (loss)                                                     6,996
Accumulated net realized gain (loss) on investments and foreign denominated assets,
 liabilities and currency                                                                 (1,024,593)
Unrealized appreciation (depreciation) of investments and foreign denominated assets,
 liabilities and currency                                                                  4,553,652
                                                                                        ------------
                                                                                        $ 33,279,596
                                                                                        ------------
Investments, at cost                                                                    $ 29,467,580
                                                                                        ------------
Net assets
 Ordinary Shares                                                                        $ 32,470,807
 Institutional Shares                                                                   $    808,789
Shares of beneficial interest outstanding (Unlimited number of shares authorized)
 Ordinary Shares                                                                           3,356,619
 Institutional Shares                                                                         83,245
Net asset value and offering price per share*
 Ordinary Shares                                                                        $       9.67
 Institutional Shares                                                                   $       9.72

* A deferred sales charge amounting to 1% of the net asset value of the Ordinary Shares redeemed is withheld and paid to the Distributor. No deferred sales charge is withheld from redemptions of the Institutional Shares. In addition, no deferred sales charge is withheld from the Ordinary Shares of Mid Cap purchased after August 1, 1996.


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS Year Ended March 31, 2002

                                                                          Small Cap      Mid Cap
Investment Income:
 Dividends*                                                              $  506,912    $    87,981
 Interest                                                                    64,284         17,298
                                                                         ----------    -----------
Total investment income                                                     571,196        105,279
                                                                         ----------    -----------
Expenses:
 Compensation of Manager (Note 3)                                           732,338        160,654
 Distribution fees, Ordinary Shares (Note 3)                                318,724         36,088
 Custodian fees                                                              45,498         39,710
 Transfer agent fees (Note 3):
  Ordinary Shares                                                           106,029         24,011
  Institutional Shares                                                       15,785          2,712
 Audit and legal                                                             50,688         11,144
 Registration fees                                                           29,724          6,413
 Insurance                                                                   13,323          2,942
 Compensation of Trustees (Note 3)                                           13,925          3,023
 Printing                                                                    11,041          2,523
 Miscellaneous (Note 3)                                                      54,017         12,951
                                                                         ----------    -----------
  Total expenses before waivers and/or reimbursements, and reductions     1,391,092        302,171
  Fees reduced by credits allowed by Custodian (Note 3)                        (928)            --
                                                                         ----------    -----------
Expenses, net                                                             1,390,164        302,171
                                                                         ----------    -----------
  Net investment income (loss)                                             (818,968)      (196,892)
                                                                         ----------    -----------
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency
 and Foreign Translation:
 Net realized gain (loss) (Note 2) on:
  Investments**                                                           3,707,605     (1,062,752)
  Foreign denominated assets, liabilities and currency                           --             --
 Change in unrealized appreciation (depreciation) of:
  Investments**                                                           2,100,590      1,234,491
  Foreign denominated assets, liabilities and currency                           --             --
                                                                         ----------    -----------
 Net realized and unrealized gain (loss)                                  5,808,195        171,739
                                                                         ----------    -----------
 Net increase (decrease) in net assets resulting from operations         $4,989,227    $   (25,153)
                                                                         ==========    ===========

                                                                          Growth and      Emerging      Foreign
                                                                            Income         Markets       Value
Investment Income:
 Dividends*                                                              $   482,878     $  332,489    $  500,110
 Interest                                                                         --         11,893        69,917
                                                                         -----------     ----------    ----------
Total investment income                                                      482,878        344,382       570,027
                                                                         -----------     ----------    ----------
Expenses:
 Compensation of Manager (Note 3)                                            451,444         92,389       213,860
 Distribution fees, Ordinary Shares (Note 3)                                 293,599         48,426        51,824
 Custodian fees                                                               40,137         69,993        59,600
 Transfer agent fees (Note 3):
  Ordinary Shares                                                             97,667         16,109        34,446
  Institutional Shares                                                         2,454          3,101         1,092
 Audit and legal                                                              41,692          7,966        13,981
 Registration fees                                                            24,048          4,645         8,723
 Insurance                                                                    11,001          2,107         3,738
 Compensation of Trustees (Note 3)                                            11,328          2,183         4,037
 Printing                                                                      9,435          1,763         2,739
 Miscellaneous (Note 3)                                                       43,584          9,404        16,061
                                                                         -----------     ----------    ----------
  Total expenses before waivers and/or reimbursements, and reductions      1,026,389        258,086       410,101
  Fees reduced by credits allowed by Custodian (Note 3)                      (31,651)          (200)         (225)
                                                                         -----------     ----------    ----------
Expenses, net                                                                994,738        257,886       409,876
                                                                         -----------     ----------    ----------
  Net investment income (loss)                                              (511,860)        86,496       160,151
                                                                         -----------     ----------    ----------
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency
 and Foreign Translation:
 Net realized gain (loss) (Note 2) on:
  Investments**                                                           (4,031,629)      (914,880)      106,248
  Foreign denominated assets, liabilities and currency                            --        (27,419)      (83,414)
 Change in unrealized appreciation (depreciation) of:
  Investments**                                                            1,951,437      2,128,907     4,471,227
  Foreign denominated assets, liabilities and currency                            --          4,645        43,000
                                                                         -----------     ----------    ----------
 Net realized and unrealized gain (loss)                                  (2,080,192)     1,191,253     4,537,061
                                                                         -----------     ----------    ----------
 Net increase (decrease) in net assets resulting from operations         $(2,592,052)    $1,277,749    $4,697,212
                                                                         ===========     ==========    ==========

 * Dividends are net of foreign withholding taxes of $15,947 for Growth and Income, $27,056 for Emerging Markets and $54,809 for Foreign Value.
** Net realized losses and unrealized appreciation of Investments are net of foreign withholding taxes of $322 and $3,581, respectively, for Emerging Markets.


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     -----------Small Cap-----------
                                                                       Year ended       Year ended
                                                                     March 31, 2002   March 31, 2001
Increase (Decrease) in Net Assets:
Operations:
 Net investment income (loss)                                         $  (818,968)     $   (700,086)
 Net realized gain (loss) on investments, foreign denominated
  assets, liabilities, currency and written options                     3,707,605         2,435,173
 Unrealized appreciation (depreciation) of investments and foreign
  denominated assets, liabilities and currency                          2,100,590       (16,975,525)
                                                                      -----------      ------------
 Net increase (decrease) in net assets resulting from operations        4,989,227       (15,240,438)
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                              --                --
  Institutional Shares                                                         --                --
 Net realized gains
  Ordinary Shares                                                         (17,365)       (7,744,426)
  Institutional Shares                                                     (2,512)         (646,095)
 Distributions in excess of net realized gains
  Ordinary Shares                                                              --        (1,027,527)
  Institutional Shares                                                         --           (85,724)
                                                                      -----------      ------------
                                                                          (19,877)       (9,503,772)
                                                                      -----------      ------------
Fund share transactions, net (Note 9)                                    (681,701)       12,531,519
                                                                      -----------      ------------
Increase (decrease) in net assets                                       4,287,649       (12,212,691)
Net assets beginning of year                                           68,577,004        80,789,695
                                                                      -----------      ------------
Net assets end of year*                                               $72,864,653      $ 68,577,004
                                                                      ===========      ============
*  Includes undistributed net investment income (loss) of             $        --      $         --


                                                                     ------------Mid Cap------------
                                                                       Year ended       Year ended
                                                                     March 31, 2002   March 31, 2001
Increase (Decrease) in Net Assets:
Operations:
 Net investment income (loss)                                         $  (196,892)     $  (185,044)
 Net realized gain (loss) on investments, foreign denominated
  assets, liabilities, currency and written options                    (1,062,752)         573,060
 Unrealized appreciation (depreciation) of investments and foreign
  denominated assets, liabilities and currency                          1,234,491       (7,097,153)
                                                                      -----------      -----------
 Net increase (decrease) in net assets resulting from operations          (25,153)      (6,709,137)
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                              --               --
  Institutional Shares                                                         --               --
 Net realized gains
  Ordinary Shares                                                         (11,842)      (3,420,909)
  Institutional Shares                                                     (1,317)        (173,143)
 Distributions in excess of net realized gains
  Ordinary Shares                                                              --         (312,561)
  Institutional Shares                                                         --          (15,820)
                                                                      -----------      -----------
                                                                          (13,159)      (3,922,433)
                                                                      -----------      -----------
Fund share transactions, net (Note 9)                                    (812,494)       6,598,642
                                                                      -----------      -----------
Increase (decrease) in net assets                                        (850,806)      (4,032,928)
Net assets beginning of year                                           16,874,102       20,907,030
                                                                      -----------      -----------
Net assets end of year*                                               $16,023,296      $16,874,102
                                                                      ===========      ===========
*  Includes undistributed net investment income (loss) of             $        --      $        --

                                                                     -------Growth and Income-------
                                                                       Year ended       Year ended
                                                                     March 31, 2002   March 31, 2001
Increase (Decrease) in Net Assets:
Operations:
 Net investment income (loss)                                         $  (511,860)     $   (872,928)
 Net realized gain (loss) on investments, foreign denominated
  assets, liabilities, currency and written options                    (4,031,629)        2,130,696
 Unrealized appreciation (depreciation) of investments and foreign
  denominated assets, liabilities and currency                          1,951,437       (35,620,481)
                                                                      -----------      ------------
 Net increase (decrease) in net assets resulting from operations       (2,592,052)      (34,362,713)
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                              --                --
  Institutional Shares                                                         --                --
 Net realized gains
  Ordinary Shares                                                      (2,025,468)      (12,377,008)
  Institutional Shares                                                    (49,135)         (352,094)
 Distributions in excess of net realized gains
  Ordinary Shares                                                              --                --
  Institutional Shares                                                         --                --
                                                                      -----------      ------------
                                                                       (2,074,603)      (12,729,102)
                                                                      -----------      ------------
Fund share transactions, net (Note 9)                                    (558,138)       10,364,625
                                                                      -----------      ------------
Increase (decrease) in net assets                                      (5,224,793)      (36,727,190)
Net assets beginning of year                                           62,103,746        98,830,936
                                                                      -----------      ------------
Net assets end of year*                                               $56,878,953      $ 62,103,746
                                                                      ===========      ============
*  Includes undistributed net investment income (loss) of             $        --      $         --


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                         --------Emerging Markets-------
                                                                                           Year ended       Year ended
                                                                                         March 31, 2002   March 31, 2001
Increase (Decrease) in Net Assets:
Operations:
 Net investment income (loss)                                                             $    86,496      $    91,407
 Net realized gain (loss) on investments, foreign denominated assets, liabilities,
  currency and written options                                                               (942,299)         596,311
 Unrealized appreciation (depreciation) of investments and foreign denominated assets,
  liabilities and currency                                                                  2,133,552       (5,405,224)
                                                                                          -----------      -----------
 Net increase (decrease) in net assets resulting from operations                            1,277,749       (4,717,506)
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                                             (79,682)              --
  Institutional Shares                                                                        (24,778)         (12,840)
 Net realized gains
  Ordinary Shares                                                                                  --               --
  Institutional Shares                                                                             --               --
 Distributions in excess of net realized gains
  Ordinary Shares                                                                                  --               --
  Institutional Shares                                                                             --               --
                                                                                          -----------      -----------
                                                                                             (104,460)         (12,840)
                                                                                          -----------      -----------
Fund share transactions, net (Note 9)                                                         261,684          700,538
                                                                                          -----------      -----------
Increase (decrease) in net assets                                                           1,434,973       (4,029,808)
Net assets beginning of year                                                               11,533,163       15,562,971
                                                                                          -----------      -----------
Net assets end of year*                                                                   $12,968,136      $11,533,163
                                                                                          ===========      ===========
*  Includes undistributed net investment income (loss) of                                 $    17,383      $    58,094

                                                                                         ---------Foreign Value---------
                                                                                           Year ended       Year ended
                                                                                         March 31, 2002   March 31, 2001
Increase (Decrease) in Net Assets:
Operations:
 Net investment income (loss)                                                             $   160,151      $   167,338
 Net realized gain (loss) on investments, foreign denominated assets, liabilities,
  currency and written options                                                                 22,834         (804,053)
 Unrealized appreciation (depreciation) of investments and foreign denominated assets,
  liabilities and currency                                                                  4,514,227         (131,525)
                                                                                          -----------      -----------
 Net increase (decrease) in net assets resulting from operations                            4,697,212         (768,240)
Distributions to shareholders from:
 Net investment income
  Ordinary Shares                                                                             (64,737)          (1,189)
  Institutional Shares                                                                         (2,402)             (71)
 Net realized gains
  Ordinary Shares                                                                                  --               --
  Institutional Shares                                                                             --               --
 Distributions in excess of net realized gains
  Ordinary Shares                                                                                  --               --
  Institutional Shares                                                                             --               --
                                                                                          -----------      -----------
                                                                                              (67,139)          (1,260)
                                                                                          -----------      -----------
Fund share transactions, net (Note 9)                                                      13,623,729          996,556
                                                                                          -----------      -----------
Increase (decrease) in net assets                                                          18,253,802          227,056
Net assets beginning of year                                                               15,025,794       14,798,738
                                                                                          -----------      -----------
Net assets end of year*                                                                   $33,279,596      $15,025,794
                                                                                          ===========      ===========
*  Includes undistributed net investment income (loss) of                                 $     6,996      $    (2,771)


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                                        Income from
                                         ---------Investment Operations(a)---------   ---------------Distributions--------------
                             Net Asset        Net        Net Realized                  Dividends   Distributions
                              Value at    Investment    and Unrealized   Total from    from Net         from
                             Beginning      Income        Gain (Loss)    Investment   Investment      Realized         Total
                             of Period   (Loss)(b)(c)    on Securities   Operations     Income     Capital Gains   Distributions
Small Cap
Ordinary Shares
Year Ended March 31, 2002     $17.46        (0.22)            1.48           1.26          --         (0.01)          (0.01)
Year Ended March 31, 2001     $24.82        (0.22)           (4.18)         (4.40)         --         (2.96)(g)       (2.96)
Year Ended March 31, 2000     $14.60        (0.24)           10.46          10.22          --            --              --
Year Ended March 31, 1999     $17.80        (0.15)           (3.05)         (3.20)         --            --              --
Year Ended March 31, 1998     $15.04        (0.23)            5.60           5.37       (0.16)        (2.45)(h)       (2.61)

Institutional Shares
Year Ended March 31, 2002     $18.46        (0.14)            1.57           1.43          --         (0.01)          (0.01)
Year Ended March 31, 2001     $25.92        (0.10)           (4.40)         (4.50)         --         (2.96)(g)       (2.96)
Year Ended March 31, 2000     $15.17        (0.15)           10.90          10.75          --            --              --
Year Ended March 31, 1999     $18.40        (0.08)           (3.15)         (3.23)         --            --              --
Year Ended March 31, 1998     $15.55        (0.15)            5.79           5.64       (0.34)        (2.45)(h)       (2.79)

Mid Cap
Ordinary Shares
Year Ended March 31, 2002     $13.45        (0.17)            0.19           0.02          --         (0.01)          (0.01)
Year Ended March 31, 2001     $24.68        (0.20)           (6.54)         (6.74)         --         (4.49)(i)       (4.49)
Year Ended March 31, 2000     $15.46        (0.19)           10.74          10.55          --         (1.33)          (1.33)
Year Ended March 31, 1999     $16.05        (0.11)           (0.09)         (0.20)         --         (0.39)          (0.39)
Year Ended March 31, 1998     $13.44        (0.08)            6.06           5.98          --         (3.37)          (3.37)

Institutional Shares
Year Ended March 31, 2002     $13.86        (0.14)            0.20           0.06          --         (0.01)          (0.01)
Year Ended March 31, 2001     $25.21        (0.14)           (6.72)         (6.86)         --         (4.49)(i)       (4.49)
Year Ended March 31, 2000     $15.65        (0.19)           11.08          10.89          --         (1.33)          (1.33)
Year Ended March 31, 1999     $16.24        (0.10)           (0.10)         (0.20)         --         (0.39)          (0.39)
Year Ended March 31, 1998     $13.55        (0.06)            6.12           6.06          --         (3.37)          (3.37)

Growth and Income
Ordinary Shares
Year Ended March 31, 2002     $13.95        (0.12)           (0.48)         (0.60)         --         (0.48)          (0.48)
Year Ended March 31, 2001     $25.88        (0.22)           (8.34)         (8.56)         --         (3.37)          (3.37)
Year Ended March 31, 2000     $21.26        (0.25)           10.21           9.96          --         (5.34)          (5.34)
Year Ended March 31, 1999     $20.85        (0.08)            2.82           2.74          --         (2.33)          (2.33)
Year Ended March 31, 1998     $15.22         0.00             7.61           7.61       (0.05)        (1.93)          (1.98)

Institutional Shares
Year Ended March 31, 2002     $14.25        (0.05)           (0.49)         (0.54)         --         (0.48)          (0.48)
Year Ended March 31, 2001     $26.22        (0.12)           (8.48)         (8.60)         --         (3.37)          (3.37)
Year Ended March 31, 2000     $21.37        (0.14)           10.33          10.19          --         (5.34)          (5.34)
Year Ended March 31, 1999     $20.84         0.03             2.83           2.86          --         (2.33)          (2.33)
Year Ended March 31, 1998     $15.24         0.10             7.60           7.70       (0.17)        (1.93)          (2.10)

                                                                    -----------------Ratios and Supplemental Data------------------
                                                                     Ratio of Expenses to Average
                                                                    -------Net Assets(e)(f)-------
                                                       Net Assets                                     Net Investment
                             Net Asset                   End of                          Including     Income (Loss)
                             Value End      Total        Period     Excluding             Custody       to Average       Portfolio
                             of Period    Return(d)      (000's)     Credits    Gross     Credits    Net Assets(e)(c)   Turnover(e)
Small Cap
Ordinary Shares
Year Ended March 31, 2002     $18.71         7.19%      $65,153       1.97%     1.97%      1.96%          (1.18)%         93.00%
Year Ended March 31, 2001     $17.46       (18.49)%     $60,320       1.92%     1.92%      1.92%          (0.98)%         76.00%
Year Ended March 31, 2000     $24.82        70.00%      $74,289       1.97%     1.97%      1.96%          (1.30)%        145.00%
Year Ended March 31, 1999     $14.60       (17.98)%     $47,605       1.94%     1.94%      1.94%          (0.99)%        113.00%
Year Ended March 31, 1998     $17.80        37.79%      $66,876       1.90%     1.96%      1.89%          (1.33)%        135.00%

Institutional Shares
Year Ended March 31, 2002     $19.88         7.72%      $ 7,712       1.47%     1.47%      1.46%          (0.69)%         93.00%
Year Ended March 31, 2001     $18.46       (18.07)%     $ 8,257       1.42%     1.42%      1.42%          (0.44)%         76.00%
Year Ended March 31, 2000     $25.92        70.86%      $ 6,501       1.47%     1.47%      1.46%          (0.80)%        145.00%
Year Ended March 31, 1999     $15.17       (17.55)%     $ 4,680       1.44%     1.44%      1.44%          (0.49)%        113.00%
Year Ended March 31, 1998     $18.40        38.44%      $ 6,286       1.41%     1.47%      1.40%          (0.86)%        135.00%

Mid Cap
Ordinary Shares
Year Ended March 31, 2002     $13.46         0.16%      $14,413       1.91%     1.91%      1.91%          (1.25)%         88.00%
Year Ended March 31, 2001     $13.45       (29.51)%     $15,214       1.79%     1.83%      1.79%          (1.02)%         75.00%
Year Ended March 31, 2000     $24.68        71.41%      $19,921       1.67%     1.92%      1.67%          (1.03)%        153.00%
Year Ended March 31, 1999     $15.46        (1.08)%     $12,617       1.65%     1.87%      1.65%          (0.72)%        168.00%
Year Ended March 31, 1998     $16.05        46.76%      $15,484       1.57%     1.97%      1.57%          (0.52)%        128.00%

Institutional Shares
Year Ended March 31, 2002     $13.91         0.44%      $ 1,610       1.66%     1.66%      1.66%          (1.00)%         88.00%
Year Ended March 31, 2001     $13.86       (29.35)%     $ 1,660       1.58%     1.58%      1.58%          (0.76)%         75.00%
Year Ended March 31, 2000     $25.21        72.81%      $   986       1.67%     1.67%      1.67%          (1.04)%        153.00%
Year Ended March 31, 1999     $15.65        (1.07)%     $   557       1.62%     1.62%      1.62%          (0.69)%        168.00%
Year Ended March 31, 1998     $16.24        47.01%      $   823       1.40%     1.72%      1.40%          (0.35)%        128.00%

Growth and Income
Ordinary Shares
Year Ended March 31, 2002     $12.87        (4.44)%     $55,464       1.72%     1.72%      1.67%          (0.86)%         46.00%
Year Ended March 31, 2001     $13.95       (35.20)%     $60,587       1.66%     1.66%      1.64%          (1.05)%         64.00%
Year Ended March 31, 2000     $25.88        51.46%      $96,477       1.70%     1.70%      1.66%          (1.08)%         78.00%
Year Ended March 31, 1999     $21.26        13.67%      $70,874       1.67%     1.67%      1.62%          (0.36)%         97.00%
Year Ended March 31, 1998     $20.85        51.52%      $66,397       1.69%     1.69%      1.65%          (0.01)%         72.00%

Institutional Shares
Year Ended March 31, 2002     $13.23        (3.92)%     $ 1,415       1.22%     1.22%      1.17%          (0.36)%         46.00%
Year Ended March 31, 2001     $14.25       (34.89)%     $ 1,517       1.16%     1.16%      1.14%          (0.56)%         64.00%
Year Ended March 31, 2000     $26.22        52.32%      $ 2,354       1.20%     1.20%      1.16%          (0.60)%         78.00%
Year Ended March 31, 1999     $21.37        14.27%      $ 4,607       1.17%     1.17%      1.12%           0.14%          97.00%
Year Ended March 31, 1998     $20.84        52.18%      $ 3,724       1.19%     1.19%      1.14%           0.50%          72.00%


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

(For a share outstanding throughout each period)

                                                                   Income from
                                                    ---------Investment Operations(a)---------
                                        Net Asset        Net        Net Realized
                                         Value at    Investment    and Unrealized   Total from
                                        Beginning      Income        Gain (Loss)    Investment
                                        of Period   (Loss)(b)(c)    on Securities   Operations
Emerging Markets
Ordinary Shares
Year Ended March 31, 2002               $ 6.57           0.04            0.68           0.72
Year Ended March 31, 2001               $ 9.39           0.05           (2.87)         (2.82)
Year Ended March 31, 2000               $ 6.59          (0.01)           2.83           2.82
Year Ended March 31, 1999               $ 7.70           0.07           (1.11)         (1.04)
Year Ended March 31, 1998               $ 9.24          (0.04)          (1.50)         (1.54)

Institutional Shares
Year Ended March 31, 2002               $ 6.62           0.08            0.69           0.77
Year Ended March 31, 2001               $ 9.48           0.09           (2.91)         (2.82)
Year Ended March 31, 2000               $ 6.64           0.04            2.85           2.89
Year Ended March 31, 1999               $ 7.76           0.09           (1.11)         (1.02)
Year Ended March 31, 1998               $ 9.27           0.02           (1.53)         (1.51)

Foreign Value
Ordinary Shares
Year Ended March 31, 2002               $ 8.66           0.06            0.97           1.03
Year Ended March 31, 2001               $ 9.05           0.10           (0.49)         (0.39)
Year Ended March 31, 2000               $ 8.36           0.04            0.97           1.01
May 15, 1998* to March 31, 1999         $10.00           0.02           (1.64)         (1.62)

Institutional Shares
Year Ended March 31, 2002               $ 8.68           0.09            0.98           1.07
Year Ended March 31, 2001               $ 9.06           0.14           (0.52)         (0.38)
Year Ended March 31, 2000               $ 8.37           0.12            0.91           1.03
December 18, 1998* to March 31, 1999    $ 8.43           0.06           (0.12)         (0.06)

                                          ---------------Distributions----------
                                           Dividends     Distributions                                             Net Assets
                                           from Net           from                       Net Asset                   End of
                                          Investment        Realized         Total       Value End      Total        Period
                                            Income       Capital Gains   Distributions   of Period    Return(d)      (000's)
Emerging Markets
Ordinary Shares
Year Ended March 31, 2002                    (0.05)             --           (0.05)       $7.24         11.11%      $10,931
Year Ended March 31, 2001                       --              --              --        $6.57        (30.03)%     $ 9,598
Year Ended March 31, 2000                    (0.02)(j)          --           (0.02)       $9.39         42.73%      $12,767
Year Ended March 31, 1999                    (0.07)(k)          --           (0.07)       $6.59        (13.40)%     $ 8,442
Year Ended March 31, 1998                       --              --              --        $7.70        (16.67)%     $ 9,241

Institutional Shares
Year Ended March 31, 2002                    (0.09)             --           (0.09)       $7.30         11.78%      $ 2,037
Year Ended March 31, 2001                    (0.04)             --           (0.04)       $6.62        (29.70)%     $ 1,935
Year Ended March 31, 2000                    (0.05)(j)          --           (0.05)       $9.48         43.55%      $ 2,796
Year Ended March 31, 1999                    (0.10)(k)          --           (0.10)       $6.64        (12.93)%     $ 1,447
Year Ended March 31, 1998                       --              --              --        $7.76        (16.29)%     $ 1,002

Foreign Value
Ordinary Shares
Year Ended March 31, 2002                    (0.02)             --           (0.02)       $9.67         11.93%      $32,471
Year Ended March 31, 2001                       --              --              --        $8.66         (4.30)%     $14,410
Year Ended March 31, 2000                    (0.32)(l)          --           (0.32)       $9.05         12.17%      $13,595
May 15, 1998* to March 31, 1999              (0.02)(l)          --           (0.02)       $8.36        (16.16)%     $ 7,478

Institutional Shares
Year Ended March 31, 2002                    (0.03)             --           (0.03)       $9.72         12.37%      $   809
Year Ended March 31, 2001                       --              --              --        $8.68         (4.18)%     $   616
Year Ended March 31, 2000                    (0.34)(l)          --           (0.34)       $9.06         12.37%      $ 1,204
December 18, 1998* to March 31, 1999            --              --              --        $8.37         (0.71)%     $   401

                                        ------------------Ratios and Supplemental Data-------------------
                                          Ratio of Expenses to Average
                                        --------Net Assets(e)(f)--------
                                                                            Net Investment
                                                               Including     Income (Loss)
                                        Excluding               Custody       to Average       Portfolio
                                         Credits      Gross     Credits    Net Assets(e)(c)   Turnover(e)
Emerging Markets
Ordinary Shares
Year Ended March 31, 2002                  2.32%       2.32%      2.31%           0.67%          38.00%
Year Ended March 31, 2001                  2.30%       2.30%      2.30%           0.62%          42.00%
Year Ended March 31, 2000                  2.33%       2.33%      2.33%          (0.07)%         31.00%
Year Ended March 31, 1999                  2.32%       2.58%      2.24%           1.03%          49.00%
Year Ended March 31, 1998                  2.69%       2.69%      2.57%          (0.43)%         52.00%

Institutional Shares
Year Ended March 31, 2002                  1.82%       1.82%      1.81%           1.18%          38.00%
Year Ended March 31, 2001                  1.80%       1.80%      1.80%           1.10%          42.00%
Year Ended March 31, 2000                  1.83%       1.83%      1.83%           0.52%          31.00%
Year Ended March 31, 1999                  1.82%       2.08%      1.74%           1.36%          49.00%
Year Ended March 31, 1998                  2.19%       2.19%      2.07%           0.24%          52.00%

Foreign Value
Ordinary Shares
Year Ended March 31, 2002                  1.93%       1.93%      1.92%           0.74%           9.00%
Year Ended March 31, 2001                  1.96%       1.97%      1.96%           1.12%          45.00%
Year Ended March 31, 2000                  1.90%       2.06%      1.90%           0.40%          30.00%
May 15, 1998* to March 31, 1999            1.99%       2.13%      1.90%           0.19%          22.00%

Institutional Shares
Year Ended March 31, 2002                  1.69%       1.69%      1.68%           0.99%           9.00%
Year Ended March 31, 2001                  1.71%       1.72%      1.71%           1.53%          45.00%
Year Ended March 31, 2000                  1.61%       1.77%      1.61%           1.67%          30.00%
December 18, 1998* to March 31, 1999       1.72%       1.86%      1.70%           0.75%          22.00%

*    Commencement of Operations
(a)  Per share numbers have been calculated using the average shares method.
(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.
(d) Total Return does not include the one time deferred sales charge of 1% for the Ordinary Shares. Effective August 1, 1996 Mid Cap Ordinary Shares are no longer subject to the deferred sales charge of 1%. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(e)  Periods less than one year are annualized.
(f)  Ratio of expenses to average net assets shows:
     Excluding Credits (total expenses less fees waivers and reimbursements by the investment advisor, if any). Gross (total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any). Including Credits (expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any).
(g) Distributions from realized capital gains include distributions in excess of realized capital gains of $0.35 per share.
(h) Distributions from realized capital gains include distributions in excess of realized capital gains of $0.03 per share.
(i) Distributions from realized capital gains include distributions in excess of realized capital gains of $0.38 per share.
(j) Distributions from net investment income includes distributions in excess of current net investment income of $0.02 per share for Ordinary Shares and $0.05 per share for Institutional Shares.
(k) Distributions from net investment income includes a return of capital of $0.02 per share for Ordinary Shares and $0.03 per share for Institutional Shares.
(l) Distribution from net investment income includes distributions in excess of current net investment income of $0.02 and $0.01 for Ordinary Shares, and $0.02 and $(-) for Institutional Shares for the years ended March 31, 2000 and 1999, respectively.


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

QUANT FUNDS                                                               [Logo]
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust.

The Quantitative Group of Funds d/b/a "Quant Funds" (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust currently has five series (individually a "Fund" and collectively the "Funds") each with a distinct investment objective: Quant Small Cap, Quant Mid Cap, Quant Growth and Income, Quant Emerging Markets, and Quant Foreign Value.

The Quant Small Cap Fund ("Small Cap") seeks maximum long-term capital appreciation by investing primarily in common stocks of companies with smaller market capitalizations or larger companies with higher than average expected earnings growth rates.

The Quant Mid Cap Fund ("Mid Cap") seeks long-term growth of capital by investing primarily in common stock of companies with medium market capitalizations.

The Quant Growth and Income Fund ("Growth and Income") seeks long-term growth of capital and income by investing primarily in common stocks of larger companies having substantial equity capital that are currently paying dividends.

The Quant Emerging Markets Fund ("Emerging Markets") seeks long-term growth of capital by investing in securities of foreign issuers located in emerging markets.

The Quant Foreign Value Fund ("Foreign Value") seeks long-term capital growth and income by investing in a diversified portfolio consisting primarily of foreign securities. Generally, the Fund invests in Western Europe, Australia, and the larger capital markets in the Far East. The Fund may also invest in emerging markets.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation.

Portfolio securities are valued each business day at the last reported sale price up to 4:00 p.m. on the principal exchange or market on which they are traded. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a fund may value such securities in good faith at fair value in accordance with procedures established by the Funds' Trustees (the "Trustees"), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Trustees.

Security Transactions and Related Investment Income.

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund's investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Foreign Currency Transactions.

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net


--------------------------------------------------------------------------------

[Logo]                                                               QUANT FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--Continued

investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Expenses.

The majority of the expenses of the Funds are attributed to the individual Funds for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares and each class has its own transfer agency fee.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions.

The Funds have entered into a management agreement (the "Management Agreement") with Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors (the "Manager"). Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily net asset value of Small Cap, Mid Cap and Foreign Value; 0.75% of the average daily net asset value of the Growth and Income Fund; and 0.80% of the average daily net asset value of Emerging Markets.

Under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap and Growth and Income to the extent that the total expenses of any of these Funds individually exceed 2% of average net asset value for any fiscal year. The Distribution Agreement calls for the distributor, U.S. Boston Capital Corporation (the "Distributor") to reduce its fee similarly after the Manager's fee has been eliminated. The Manager has also voluntarily agreed to waive fees or assume certain operating expenses of Emerging Markets in order to reduce the total expenses of this Fund to no more than 2.25% of its average net assets. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the year ended March 31, 2002, the fees waived or expenses reimbursed by the Manager amounted to $0. The aggregate management fees, net of fees waived or reimbursed by the Manager amounted to $1,650,685.

The Manager has entered into advisory contracts with the following sub advisors (collectively the "Advisors") to provide investment advisory services to the following Funds: Columbia Partners, LLC, Investment Management (Small Cap, Mid
Cap), SSgA Funds Management, Inc. (Growth and Income), Independence Investment LLC. (Emerging Markets), and Polaris Capital Management, Inc. (Foreign Value).

For services rendered, the Manager pays to the Advisor of a Fund a fee generally based on a percentage of the average daily net asset value of the Fund. The fee for each Fund is determined separately. The fees paid by the Manager to the Advisors of the Funds are as follows: Small Cap--0.50% of average daily total net assets; Mid Cap and Emerging Markets--0.40% of average daily total net assets; Growth and Income--0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; and Foreign Value--0.35% of the first $35 million, 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% for assets in excess of $200 million of average daily total net assets.

The Funds have entered into a distribution agreement (the "Distribution Agreement ") with U.S. Boston Capital Corporation (the "Distributor"). For its services under the Distribution Agreement, the Distributor receives a monthly fee at the annual rate of (i) 0.50% of the average net asset value of Ordinary Shareholder accounts of Small Cap, Growth and Income and Emerging Markets and
(ii) 0.25% of the average net asset value of Ordinary Shareholder accounts of Mid Cap and Foreign Value open during the period the plan is in effect. Prior to August 1, 1996, the annual rate for Mid Cap accounts was 0.50%. Holders of Institutional Shares bear no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the year ended March 31, 2002, the aggregate fees paid by the Funds pursuant to such Distribution Agreement amounted to $748,660.

A deferred sales charge amounting to 1% of the net asset value of Ordinary Shares redeemed of Small Cap, Growth and Income, Emerging Markets and Foreign Value is withheld from the redemption proceeds and paid to the Distributor. The deferred sales charge is also imposed on redemptions of Ordinary Shares of Mid Cap purchased prior to August 1, 1996. The deferred sales charge is not imposed on redemptions of Institutional Shares and certain other transactions. The Funds have been advised that during the year ended March 31, 2002, such fees earned by the Distributor were $112,973.

Transfer agent functions are provided to the Funds by Quantitative Institutional Services, a division of the Manager (the


--------------------------------------------------------------------------------

QUANT FUNDS                                                               [Logo]
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--Continued

"Transfer Agent") pursuant to a transfer agent agreement (the "Transfer Agent Agreement"). The Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16% of the aggregate average daily net asset value of each class of shares of each Funds and for reimbursement of out of pocket expenses. During the year ended March 31, 2002, the aggregate fees, paid by the Funds pursuant to such agreement amounted to $303,406.

The Transfer Agent also provides the Fund with other services consisting of in-house legal services, preparation and review of semi-annual and annual reports and EDGAR administration services. These services are provided as additional services agreed to by the Trustees under the provisions of the Transfer Agent Agreement. During the year ended March 31, 2002, the aggregate fees paid by the Funds pursuant to such agreement amounted to $115,126.

Custody and fund accounting services are provided by State Street Kansas City. Custody credits generated by interest earned on uninvested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

Each Trustee receives an annual Trustee's fee of $4,000 allocated to each Fund in proportion to the respective net assets of the Funds.

4. Purchases and Sales.

During the year ended March 31, 2002, purchases of investment securities other than U.S. Government obligations and short-term investments, for Small Cap, Mid Cap, Growth and Income, Emerging Markets and Foreign Value were $63,751,852, $14,520,468, $27,210,813, $4,432,183 and $13,634,461, respectively. Sales of such securities for the Funds were $65,569,503, $13,376,765, $30,937,134,
$4,152,729 and $1,629,467, respectively.

5. Contingent Liability.

The Trust insures itself and all Funds under a policy with ICI Mutual Insurance Company. The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed up to 300% of the annual premium, one third of which was provided in cash, with each Fund's pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Shares of Beneficial Interest.

The following schedule shows the number of shareholders each owning 5% or more of a class of shares of a Fund and the total percentage of the class held by such shareholders.

                            5% or Greater Shareholders
                            ---------------------------
Fund                         Number     % of class Held
Small Cap Inst.                7              72%
Mid Cap Ord.                   1               7%
Mid Cap Inst.                  4              85%
Growth and Income Inst.        4              72%
Emerging Markets Inst.         2              96%
Foreign Value Inst.            4              97%

7. Concentration of Risk.

The relatively large investments of Emerging Markets in Latin American and Southeast Asian countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

8. Federal Income Taxes.

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore no Federal income tax provision is required.

The tax components of capital shown in the following table represent: (1) distribution requirements the Portfolios must satisfy under the income tax regulations, (2) losses or deductions the Portfolios may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted in the table represent net capital loss carryovers as of March 31, 2002 which may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between March 31, 2007 and March 31, 2010.

In 2002, the Portfolios noted in the table incurred "Post-October" losses during the period from November 1, 2001 through March 31, 2002. These losses will be deferred for tax purposes and recognized on April 1, 2002.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by REITS, mark to market on PFICs held and foreign capital gains taxes accrued. The net tax


--------------------------------------------------------------------------------

[Logo]                                                               QUANT FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--Continued

appreciation/depreciation in the table includes unrealized tax gain (loss) on foreign currency and investments.

                           Undistributed     Undistributed                            Post-            Net Tax
                              Ordinary         Long-Term         Accumulated         October        Appreciation/
Portfolio                      Income            Gains         Capital Losses        Deferral       Depreciation
---------                 ---------------   ---------------   ----------------   ---------------   --------------
Small Cap Fund                     --          2,985,345                 --                 --      13,268,036
Mid Cap Fund                       --                 --           (811,189)          (673,402)      1,088,631
Growth & Income Fund               --                 --           (691,216)        (3,486,256)        (13,854)
Emerging Markets Fund          39,015                 --         (2,254,775)          (227,618)        599,874
Foreign Value Fund             25,097                 --         (1,024,593)           (18,101)      4,553,652

The tax composition of dividends was as follows:

                           Ordinary       Long-Term       Tax Return
Portfolio                   Income      Capital Gains     Of Capital
---------                 ----------   ---------------   -----------
Small Cap Fund                  --           19,877             --
Mid Cap Fund                    --               --         13,159
Growth & Income Fund            --        2,071,036          3,567
Emerging Markets Fund      104,460               --             --
Foreign Value Fund          67,139               --             --

For the year ended March 31, 2002 Small Cap, Mid Cap and Growth and Income incurred net operating losses of $862,480, $196,892 and $511,860, respectively. These net operating losses were reclassed to Shares of Beneficial Interest.

Emerging Markets Fund and Foreign Value Fund have elected to pass through to shareholders foreign taxes under section 853. Foreign taxes paid and foreign source income for the Portfolios are as follows:

                           Foreign     Foreign
                            Taxes      Source
Portfolio                    Paid      Income
---------                 ---------   --------
Emerging Markets Fund     27,056      359,545
Foreign Value Fund        54,809      554,919


--------------------------------------------------------------------------------

QUANT FUNDS                                                               [Logo]
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--Continued

9. Transactions in Shares of Beneficial Interest.

Transactions in shares of beneficial interest were as follows:

                                                             Year Ended                        Year Ended
                                                           March 31, 2002                    March 31, 2001
                                                    ------------------------------    ------------------------------
                                                       Shares          Dollars           Shares          Dollars
Small Cap
Ordinary Shares:
Shares sold                                            311,902      $  5,720,666         211,498      $  4,456,197
Shares issued in reinvestment of distributions             880            16,662         449,046         8,379,192
Shares redeemed                                       (285,613)       (5,286,773)       (199,364)       (4,276,299)
                                                      --------      ------------        --------      ------------
Net change                                              27,169           450,555         461,180         8,559,090
                                                      ========      ------------        ========      ------------

Institutional Shares:
Shares sold                                             85,762         1,706,234         177,342         3,627,710
Shares issued in reinvestment of distributions             120             2,416          35,893           707,098
Shares redeemed                                       (145,310)       (2,840,906)        (16,786)         (362,379)
                                                      --------      ------------        --------      ------------
Net change                                             (59,428)       (1,132,256)        196,449         3,972,429
                                                      ========      ------------        ========      ------------
Total net change for fund                                           $   (681,701)                     $ 12,531,519
                                                                    ============                      ============

Mid Cap
Ordinary Shares:
Shares sold                                             94,585      $  1,258,014         202,210      $  3,899,386
Shares issued in reinvestment of distributions             891            11,672         240,347         3,674,899
Shares redeemed                                       (156,040)       (2,022,802)       (118,753)       (2,343,640)
                                                      --------      ------------        --------      ------------
Net change                                             (60,564)         (753,116)        323,804         5,230,645
                                                      ========      ------------        ========      ------------

Institutional Shares:
Shares sold                                              2,793            36,241          70,247         1,213,628
Shares issued in reinvestment of distributions              97             1,317          12,005           188,963
Shares redeemed                                         (6,928)          (96,936)         (1,579)          (34,594)
                                                      --------      ------------        --------      ------------
Net change                                              (4,038)          (59,378)         80,673         1,367,997
                                                      ========      ------------        ========      ------------
Total net change for fund                                           $   (812,494)                     $  6,598,642
                                                                    ============                      ============

Growth and Income
Ordinary Shares:
Shares sold                                            407,986      $  5,463,179         330,164      $  6,642,876
Shares issued in reinvestment of distributions         138,515         1,836,713         651,232        10,862,548
Shares redeemed                                       (581,590)       (7,862,258)       (364,122)       (7,523,400)
                                                      --------      ------------        --------      ------------
Net change                                             (35,089)         (562,366)        617,274         9,982,024
                                                      ========      ------------        ========      ------------

Institutional Shares:
Shares sold                                              4,626            62,587          77,482         1,919,410
Shares issued in reinvestment of distributions           3,580            48,688          20,402           347,245
Shares redeemed                                         (7,659)         (107,047)        (81,215)       (1,884,054)
                                                      --------      ------------        --------      ------------
Net change                                                 547             4,228          16,669           382,601
                                                      ========      ------------        ========      ------------
Total net change for fund                                           $   (558,138)                     $ 10,364,625
                                                                    ============                      ============


--------------------------------------------------------------------------------

[Logo]                                                               QUANT FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--Continued

                                                             Year Ended                        Year Ended
                                                           March 31, 2002                    March 31, 2001
                                                   -------------------------------   ------------------------------
                                                       Shares          Dollars          Shares          Dollars
Emerging Markets
Ordinary Shares:
Shares sold                                            138,224       $   928,293        173,241      $  1,288,046
Shares issued in reinvestment of distributions          11,782            77,171             --                --
Shares redeemed                                       (101,710)         (658,169)       (72,421)         (560,674)
                                                      --------       -----------        -------      ------------
Net change                                              48,296           347,295        100,820           727,372
                                                      ========       -----------        =======      ------------

Institutional Shares:
Shares sold                                              5,226            29,619          1,196             8,749
Shares issued in reinvestment of distributions           3,760            24,778            354             2,329
Shares redeemed                                        (22,042)         (140,008)        (4,285)          (37,912)
                                                      --------       -----------        -------      ------------
Net change                                             (13,056)          (85,611)        (2,735)          (26,834)
                                                      ========       -----------        =======      ------------
Total net change for fund                                            $   261,684                     $    700,538
                                                                     ===========                     ============

Foreign Value
Ordinary Shares:
Shares sold                                          1,771,558       $14,235,207        348,665      $  3,175,479
Shares issued in reinvestment of distributions           7,430            61,741            141             1,185
Shares redeemed                                        (87,088)         (765,748)      (185,900)       (1,624,978)
                                                     ---------       -----------       --------      ------------
Net change                                           1,691,900        13,531,200        162,906         1,551,686
                                                     =========       -----------       ========      ------------

Institutional Shares:
Shares sold                                             12,655            96,342          2,750            23,473
Shares issued in reinvestment of distributions             288             2,402              8                71
Shares redeemed                                           (670)           (6,215)       (64,704)         (578,674)
                                                     ---------       -----------       --------      ------------
Net change                                              12,273            92,529        (61,946)         (555,130)
                                                     =========       -----------       ========      ------------
Total net change for fund                                            $13,623,729                     $    996,556
                                                                     ===========                     ============


--------------------------------------------------------------------------------

QUANT FUNDS                                                               [Logo]
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of the Quantitative Group of Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Quantitative Group of Funds (hereafter referred to as the "Funds") at March 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 3, 2002


--------------------------------------------------------------------------------

[Logo]                                                               QUANT FUNDS
--------------------------------------------------------------------------------

INTERESTED TRUSTEES* AND OFFICERS:

The business address of each interested Trustee is c/o Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773.

                      Position(s) Held                                            Number of
                      With Company,                                               Portfolios in
                      Term of Office                                              Fund Complex
Name, Address         And Length of         Principal Occupation(s)               Overseen by    Other Directorships
and (Age)             Time Served **        During Past Five Years**              Director       Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Frederick S. Marius   Clerk, Executive      President, General Counsel,                 0        None
(38)                  Vice President        U.S. Boston Capital Corporation

                                            President, Quantitative
                                            Investment Advisors, Inc.

                                            Formerly Vice President and Counsel,
                                            Putnam Investments
------------------------------------------------------------------------------------------------------------------------------------
Leon Okurowski        Trustee, Vice         Director and Vice President,                5        AB&T
(59)                  President and         U.S. Boston Capital Corporation                      U.S. Boston Corporation
                      Treasurer                                                                  U.S. Boston Asset Management
                                                                                                  Corporation
                                                                                                 U.S. Boston Funding Corporation
                                                                                                 Quantitative Investment Advisors,
                                                                                                  Inc.
                                                                                                 USB Corporation
                                                                                                 USB Greenville-86, Inc.
                                                                                                 USB-85 Restaurant Associates, Inc.
                                                                                                 USB Atlantic Associates, Inc.
                                                                                                 BPW Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
Willard L. Umphrey    Trustee, President,   Director, U.S. Boston Capital               5        A Plus America
(60)                  Chairman              Corporation                                          AB&T
                                                                                                 U.S. Boston Corporation
                                                                                                 U.S. Boston Asset Management
                                                                                                  Corporation
                                                                                                 U.S. Boston Funding Corporation
                                                                                                 Quantitative Investment Advisors,
                                                                                                  Inc.
                                                                                                 USB Corporation
                                                                                                 USB Greenville-86, Inc.
                                                                                                 USB-85 Restaurant Associates, Inc.
                                                                                                 USB Atlantic Associates, Inc.
                                                                                                 BPW Co., Inc.
                                                                                                 U.S. Boston Insurance Agency, Inc.
                                                                                                 Pear Tree Royalty Company, Inc.
                                                                                                 Profile Systems, Inc.
                                                                                                 Waterfront Parking Corporation
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

QUANT FUNDS                                                               [Logo]
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES:

The business address of each non-interested Trustee is c/o Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773.

                      Position(s) Held                                          Number of
                      With Company,                                             Portfolios in
                      Term of Office                                            Fund Complex
Name, Address         And Length of      Principal Occupation(s)                Overseen by    Other Directorships
and (Age)             Time Served **     During Past Five Years**               Director       Held by Director
-----------------------------------------------------------------------------------------------------------------------------
Robert M. Armstrong   Trustee            President, Alumni Career                     5        Director of Alumni Career
(63)                                     Services, Inc. (consulting firm)                      Services, Harvard University,
                                                                                               Graduate School of Business
                                                                                               Administration

                                         Formerly Associate, Keystone                          Director of Concord-Carlisle
                                         Associates (career management)                        Community Chest
-----------------------------------------------------------------------------------------------------------------------------
John M. Bulbrook      Trustee            CEO and Treasurer, John M.                   5        Director, John M. Bulbrook
(59)                                     Bulbrook Insurance Agency, Inc.                       Insurance Agency, Inc.
-----------------------------------------------------------------------------------------------------------------------------
Edward E. Burrows     Trustee            Independent consulting actuary-              5        Former Director of Actuarial
(69)                                     employee benefit plans                                Services, Mintz, Levin, Cohn,
                                                                                               Ferris, Glovsky and Popeo,
                                         Formerly Vice President of Actuarial                  PC (law firm/consulting).
                                         Services, Mintz, Levin, Cohn, Ferris,
                                         Glovsky and Popeo, PC (law firm/
                                         consulting)

                                         Formerly President, The Pentad
                                         Corporation (employee benefit
                                         consultants and actuaries).
-----------------------------------------------------------------------------------------------------------------------------
Joseph J. Caruso      Trustee            Principal, Bantam Group, Inc.                5        None
(59)                  (since 1999)
-----------------------------------------------------------------------------------------------------------------------------
David A. Umstead      Trustee            President, Cape Ann Capital, Inc.,           5        None
(59)                  (since 2001)       Vice President, Independence
                                         Investment LLC (f/k/a Independence
                                         International Associates, Inc.)
-----------------------------------------------------------------------------------------------------------------------------

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the Fund's investment advisor, Quantitative Advisors and the Fund's distributor, U.S. Boston Capital Corporation.

** Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.


The Fund's Statement of Additional Information ("SAI") includes additional information about Fund Trustees and is available, without charge, upon request. To obtain a free copy of the current SAI, please call shareholder services at 1-800-326-2151.


--------------------------------------------------------------------------------

                                  QUANT FUNDS
                               55 Old Bedford Road
                                Lincoln, MA 01773
                                 1-800-326-2151
                               www.QuantFunds.com

                                    Manager

                             Quantitative Advisors
                               55 Old Bedford Road
                                Lincoln, MA 01773

                                    Advisors

Independence Investment LLC        Columbia Partners, LLC, Investment Management
      53 State Street                     1775 Pennsylvania Avenue, N.W.
     Boston, MA 02109                        Washington, D.C. 20006

Polaris Capital Management, Inc.            SSgA Funds Management, Inc.
       125 Summer Street                      One International Place
       Boston, MA 02110                          Boston, MA 02110

                                  Distributor

                        U.S. Boston Capital Corporation
                               55 Old Bedford Road
                                Lincoln, MA 01773

                                   Custodian

                            State Street Kansas City
                             801 Pennsylvania Avenue
                              Kansas City, MO 64105

                                 Transfer Agent

                      Quantitative Institutional Services
                               55 Old Bedford Road
                                Lincoln, MA 01773

                            Independent Accountants

                           PricewaterhouseCoopers LLP
                           1055 Broadway, 10th Floor
                              Kansas City, MO 64105

[QUANT LOGO]

QUANT FUNDS

55 Old Bedford Road

     Lincoln, MA 01773

voice 800-326-2151

     fax 781-259-1166

www.QuantFunds.com

Distributed by U.S. Boston Capital Corp.,
Member NASD, SIPC.